Semiannual Report September 30, 2000



[LOGO]
Nuveen Investments



Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



Select Portfolios
NXP
NXQ
NXR
NXC
NXN


[2 PHOTOS OF MAN AND CHILD]



Invest well. Look ahead. LEAVE YOUR MARK.(SM)

Credit Quality
           HIGHLIGHTS As of September 30, 2000


    Contents

  1 Dear Shareholder
  3 Portfolio Manager's Comments
  6 NXP Performance Overview
  7 NXQ Performance Overview
  8 NXR Performance Overview
  9 NXC Performance Overview
 10 NXN Performance Overview
 11 Shareholders Meeting Report
 12 Portfolio of Investments
 28 Statement of Net Assets
 29 Statement of Operations
 30 Statement of Changes in Net Assets
 32 Notes to Financial Statements
 37 Financial Highlights
 40 Build Your Wealth Automatically
 41 Fund Information


Nuveen Select Tax-Free Income Portfolio (NXP)

[PIE CHART HERE]
AAA/U.S. Guaranteed     60%
                 AA      8%
                  A     26%
                BBB      6%



Nuveen Select Tax-Free Income Portfolio 2 (NXQ)

[PIE CHART HERE]
AAA/U.S. Guaranteed     61%
                 AA     16%
                  A     11%
                BBB     12%



Nuveen Select Tax-Free Income Portfolio 3 (NXR)

[PIE CHART HERE]
AAA/U.S. Guaranteed     53%
                 AA     25%
                  A     15%
                BBB      7%



Nuveen Insured California Select Tax-Free Income Portfolio (NXC)

[PIE CHART HERE]
            Insured     70%
  Insured &
    U.S. Guaranteed     30%



Nuveen Insured New York Select Tax-Free Income Portfolio (NXN)

[PIE CHART HERE]
            Insured     57%
  Insured &
    U.S. Guaranteed     39%
    U.S. Guaranteed      4%


--------------------------------------------------------------------------------
Compound Your Wealth - Automatically
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

[PHOTO OF TIMOTHY R. SCHWERTFEGER]
Timothy R. Schwertfeger
Chairman of the Board


Sidebar text:
 "Building and sustaining wealth requires sound, ongoing advice."

Dear
     SHAREHOLDER

The primary objective of your Nuveen Select Tax-Free Income Portfolio is to provide dependable, attractive dividends free from federal income taxes, and, for the state Portfolios, from state income taxes as well. I am very happy to report that your Portfolio continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages that follow this letter.

We believe that your Nuveen Select Portfolio, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family financial goals.

New Ways to Think About Wealth
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

Invest Well
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Portfolio through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

Sidebar text: "We believe your Nuveen Select Portfolio is well positioned to be a core element of your long-term investment program."

Look Ahead
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.

Leave Your Mark
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

November 16, 2000

Nuveen Select Portfolios:  NXP, NXQ, NXR, NXC, NXN

Portfolio Manager's COMMENTS

Portfolio manager Tom Spalding examines events in the U.S. economy, the impact on the municipal market and recent portfolio performance, and the outlook for the Nuveen Select Portfolios. With 24 years of experience as an investment professional at Nuveen, Tom assumed portfolio management responsibility for the Nuveen Select Portfolios in 1999.

WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
The U.S. is now well into its tenth year of uninterrupted economic expansion, the longest continuous expansion in the nation's history. The rapid pace of this growth remained of great concern to the Federal Reserve, which raised the fed funds rate to 6.50% by May 2000 in an effort to restrain inflationary pressures. The Fed has signaled its willingness to continue tightening as long as it perceives an inflation risk. This has created some investor uncertainty, helped make the equity markets increasingly volatile, and depressed bond prices which pushed yields higher.

In recent months, however, economic reports have begun to suggest that the Fed's tightening strategy may be having the desired effect of slowing the economy. Although it is too soon to conclude that the risk of inflation is over, we see signs that further Fed tightening may be on hold until at least late 2000 and even may have reached its end.

Since two of our Select Portfolios are state-specific, we also should mention that California and New York, which represent the two largest state economies in the nation in terms of gross domestic product, continued to turn in solid overall economic performance. Recently, however, we have seen some signs of moderate slowing, particularly in California's technology sector and New York's financial services industry. These slowdowns were reflected in lower employment growth numbers in recent months. As of September 2000, the unemployment rates in California and New York were 5.1% and 4.5%, respectively, compared with the national average of 3.9%, which marked a 30-year low.

HOW HAVE THESE ECONOMIC CONDITIONS IMPACTED THE MUNICIPAL MARKET?
Over the past year, the Fed's tightening agenda dominated events in the fixed-income markets, including the municipal market. As the Fed's series of interest rate hikes pushed municipal yields higher, municipal bond prices underwent a corresponding drop. In addition, the U.S. Treasury announced that, for the first time in 70 years, it would buy back up to $30 billion of government debt in 2000 and reduce additional new issuance of certain maturities. While the possibility of decreased supply in the Treasury market helped to support the prices of these securities, municipal bonds were unaffected by the repurchase policy and felt the full effects of market forces.

More recently, the combination of encouraging economic reports, the Fed's stand-pat approach to additional rate increases, tight municipal supply, and generally favorable technicals prompted a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. Over the 12 months ended September 2000, long-term municipal yields nationally fell approximately 10 basis points, while 30-year Treasury yields dropped almost 40 basis points. This resulted in long-term municipal yields that were approximately 101% of 30-year Treasury yields as of September 30, 2000, compared with the historical average of 86% for the period 1986-1999.

During the first nine months of 2000, new municipal issuance nationwide totaled $138 billion, down approximately 18% from 1999 levels. If national issuance continues at this rate during the remainder of 2000, the supply of municipal bonds could finish the year at its lowest level since 1995. California and New York also saw declining issuance during this period, with

California supply down 27% from 1999 and New York down 6%. The drop in both state and national supply continued the trend begun last year, as rising interest rates deterred municipalities from refinancing old debt. In addition, increased tax revenues have enabled state and local governments to build reserve levels and finance more projects using pay-as-you-go funding, rather than issuing additional debt.

Nationally, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past six months, demand from individual investors looking for diversification and income has improved, with insured bonds and high-quality general obligation, essential services revenue, and noncallable bonds in greatest demand. This provided support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. In California and New York, however, demand for in-state bonds remained strong, due to increased individual wealth and the high level of state taxes.

Overall, the economic prosperity of the past decade benefited the balance sheets of many states and municipalities, as credit upgrades continued to out-number downgrades by a margin of four to one in the third quarter of 2000. In September, Moody's and Standard & Poor's upgraded the credit rating for California's general obligation debt to Aa2 and AA from Aa3 and AA-, respectively. These two upgrades followed Fitch's February upgrade of the state's General Obligation debt to AA from AA-. All three major rating agencies also recently upgraded the credit quality rating for New York City's general obligation debt to A2/A/A+ from A3/A-/A. The ratings for New York state-issued bonds remained A2/A+/A+.

HOW DID THE NUVEEN SELECT PORTFOLIOS PERFORM OVER THE PAST YEAR?
The Nuveen Select Portfolios, which were established in 1992, are a uniquely structured group of investments designed to provide income stability over a defined term of 25 years, with a liquidation date of 2017. Over the past year, the Portfolios continued to meet the investment objectives established at their inception.

For the 12 months ended September 30, 2000, the Nuveen Select Portfolios produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the appropriate Lehman Brothers bond indexes1 and Lipper peer groups2 are also presented. Shareholders should note that comparisons with Lipper averages should be viewed in the context of the fact that Nuveen manages 14 (or 42%) of the 33 funds that make up the three peer groups represented here. In addition, because of the Nuveen Select Portfolios' unique structure, they tend to move as a group in terms of performance, making comparisons between their returns and that of their Lipper peer groups less meaningful.



                                 TOTAL     LEHMAN
                                 RETURN     TOTAL     LIPPER
        MARKET YIELD             ON NAV   RETURN1    AVERAGE2
-------------------------------------------------------------------------
                                 1 YEAR     1 YEAR    1 YEAR
                      TAXABLE-    ENDED      ENDED     ENDED
       9/30/00      EQUIVALENT3  9/30/00    9/30/00   9/30/00
-------------------------------------------------------------------------
NXP      6.21%          9.00%     4.53%      6.17%      5.28%
-------------------------------------------------------------------------
NXQ      6.24%          9.04%     4.22%      6.17%      5.28%
-------------------------------------------------------------------------
NXR      6.13%          8.88%     4.54%      6.17%      5.28%
-------------------------------------------------------------------------
NXC      5.49%          8.78%     5.10%      7.83%      8.02%
-------------------------------------------------------------------------
NXN      5.89%          9.13%     4.49%      6.56%      5.91%
-------------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.


In recent months, as inflation fears diminished and the Fed appeared to be considering an end to its current tightening cycle, the municipal market began to show signs of recovery. This is reflected in the total returns on NAV listed above, which show substantial improvement over the performance results in the Portfolios' annual report. However, the Nuveen Select Portfolios' ability to participate fully in the recent market recovery was impacted by their unique portfolio structure, including their holdings of relatively high-coupon bonds with shorter durations. Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements. Over the past 12 months, the durations of all five Portfolios shortened, a natural byproduct of the aging of these Portfolios as well as the passive approach we use in managing them. As of September 30, 2000, the average durations of the national Portfolios ranged from
2.63 to 3.08, compared with the Lehman Brothers Municipal Bond Index's 7.47. The average duration of NXC was 3.13, compared with the Lehman California Insured Tax-Exempt Bond Index's 8.81, while NXN had a duration of 2.53, compared with
8.26 for the Lehman New York Insured Tax-Exempt Bond Index. In the recent,



     1 The performance of NXP, NXQ, and NXR is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The performances of NXC and NXN are compared with those of the Lehman Insured Tax-Exempt Bond Indexes for California and New York, respectively. These unleveraged indexes comprise a broad range of insured municipal bonds within each of those states. Results for the Lehman indexes do not reflect any expenses.

     2 The total returns for the national Select Portfolios are compared with the average annualized return of the 16 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. NXC's total return is compared with the average total return of the 9 funds in the Lipper California Insured Municipal Debt Funds category, while the comparison for NXN is based on the 8 funds in the Lipper New York Insured Municipal Debt Funds category. Portfolio and Lipper returns assume reinvestment of dividends.

     3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Select Portfolio on an after-tax basis. For the national Select Portfolios, the taxable-equivalent yield is based on the Portfolio's market yield on the indicated date and a federal income tax rate of 31%, while the taxable-equivalent yields for the California and New York Portfolios are based on their market yields on the indicated date and combined federal and state income tax rates of 37.5% and 35.5%, respectively.

relatively favorable interest rate environment, portfolios with shorter durations, like the Nuveen Select Portfolios, were more likely to underperform the market, as represented by the Lehman indexes.

WERE THE PORTFOLIOS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
During the past year, good call protection helped to support the dividends of the Select Portfolios and shield their income from erosion, as the Portfolios continued to meet their objective of providing income stability. As of the end of September 2000, the national Portfolios had provided shareholders with stable dividends for periods ranging from 23 to 41 consecutive months, while NXC had offered 31 consecutive months of steady dividends. For NXN, the record of stable dividends extended to 90 consecutive months.

WHAT ABOUT THE PORTFOLIOS' SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including the Nuveen Select Portfolios. However, as the bond market began to recover and continued stock market volatility spurred investors to look elsewhere, the share prices of all five Portfolios improved, with NXP, NXR, and NXC surpassing their September 1999 price levels (see charts on the individual Performance Overview pages). Because the recovery of the Portfolios' NAVs lagged the rebound in share price, all of the Portfolios except NXN saw their discounts (share price below NAV) narrow over the past 12 months. However, with the market prices of these Portfolios still lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen Select Portfolios.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000?
In the challenging fixed-income environment of the past 12 months, the bonds held by the Select Portfolios continued to meet the Portfolios' objectives. Other than reinvesting a small amount of proceeds from a limited number of bond calls, we found little need to make changes in the Portfolios' sector allocations or credit quality composition.

Over the past fiscal year, the Portfolios encountered no credit problems that required bond sales or other action on our part, a further example of just how well they were assembled in 1992. The three national Portfolios continued to offer excellent credit quality, with between 68% and 78% of their assets invested in bonds rated AAA/U.S. guaranteed and AA as of September 30, 2000. These Portfolios also had allocations of BBB bonds that ranged from 6% to 12%, which generally provided higher yields over the past 18 months. The assets of the insured NXC and NXN are 100% invested in U.S. guaranteed and/or insured bonds, making credit quality extremely high.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN SELECT PORTFOLIOS?
The Nuveen Select Portfolios offer low fees and a relatively stable portfolio structure. This can make them a good choice for investors who want to see their investment provide income and performance similar to that of an individual bond, and at the same time benefit from the ongoing surveillance and diversification provided by Nuveen. Our focus over the next 12 months will continue to be on managing the Portfolios to achieve their objectives of solid credit quality and stable dividends.

All of the Select Portfolios offer very good levels of call protection through the end of 2000, with no scheduled calls. However, beginning in 2001, these five Portfolios will begin to see significantly increasing potential for bond calls. These calls are more likely to occur if then-current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. In 2001, calls could affect 8%-23% of these Portfolios, and this will increase to 48%-68% in 2002, the Portfolios' 10-year anniversary.

As we head into this bond call period, we will take actions designed to maintain the quality of each Portfolio, and will seek to adjust dividends only as necessary to reflect the changing structure of each Portfolio as higher coupon bonds are replaced by current coupon bonds. We believe the Nuveen Select Portfolios will remain well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NXP

Nuveen Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of September 30, 2000




PORTFOLIO STATISTICS
----------------------------------------------------
Inception Date                                3/92
----------------------------------------------------
Share Price                                $14 1/2
----------------------------------------------------
Net Asset Value                             $14.89
----------------------------------------------------
Market Yield                                 6.21%
----------------------------------------------------
Taxable-Equivalent Yield1                    9.00%
----------------------------------------------------
Fund Net Assets ($000)                    $243,840
----------------------------------------------------
Average Effective Maturity (Years)            9.61
----------------------------------------------------
Average Duration                              2.66
----------------------------------------------------
ANNUALIZED TOTAL RETURN
----------------------------------------------------

                      ON SHARE PRICE        ON NAV
----------------------------------------------------

1-Year                         7.05%         4.53%
----------------------------------------------------
5-Year                         5.78%         5.94%
----------------------------------------------------
Since Inception                5.77%         6.73%
----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
----------------------------------------------------
U.S.Guaranteed                                 47%
----------------------------------------------------
Healthcare                                      9%
----------------------------------------------------
Housing/Multifamily                             9%
----------------------------------------------------
Tax Obligation/Limited                          8%
----------------------------------------------------
Transportation                                  8%
----------------------------------------------------


1999-2000 Monthly Tax-Free Dividends Per Share

[BAR CHART HERE]

Oct      Nov      Dec      Jan      Feb     Mar      Apr      May      Jun      Jul     Aug      Sep

0.075    0.075    0.075    0.075    0.075   0.075    0.075    0.075    0.075    0.075   0.075    0.075



[LINE CHART HERE]

Share Price Performance

Values from chart, start 10/1/99, end 9/30/00

14.44
14.44
13.94
13.44
13.69
14
13.69
14.38
14.19
14
13.63
13.44
13.31
13.38
13.38
13.44
13.69
14.13
14
13.94
13.81
13.63
13.25
13.19
13.13
13.69
13.5
13.31
13.56
13.75
13.81
13.63
13.56
13.56
14.25
14.13
14
14
14.38
14.63
14.75
14.5
14.44
14.81
15
15
14.75
14.88
14.94
14.75
14.63
14.5

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

NXQ

Nuveen Select Tax-Free Income Portfolio 2

Performance
   OVERVIEW As of September 30, 2000


PORTFOLIO STATISTICS
-----------------------------------------------------
Inception Date                                5/92
-----------------------------------------------------
Share Price                              $13 15/16
-----------------------------------------------------
Net Asset Value                             $14.74
-----------------------------------------------------
Market Yield                                 6.24%
-----------------------------------------------------
Taxable-Equivalent Yield 1                   9.04%
-----------------------------------------------------
Fund Net Assets ($000)                    $259,612
-----------------------------------------------------
Average Effective Maturity (Years)            8.91
-----------------------------------------------------
Average Duration                              2.63
-----------------------------------------------------

ANNUALIZED TOTAL RETURN
-----------------------------------------------------
                      ON SHARE PRICE        ON NAV
-----------------------------------------------------
1-Year                         6.11%         4.22%
-----------------------------------------------------
5-Year                         5.65%         5.85%
-----------------------------------------------------
Since Inception                5.18%         6.50%
-----------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
-----------------------------------------------------
U.S. Guaranteed                                48%
-----------------------------------------------------
Housing/Multifamily                            11%
-----------------------------------------------------
Healthcare                                      9%
-----------------------------------------------------
Education and Civic Organizations               7%
-----------------------------------------------------
Housing/Single-Family                           6%
-----------------------------------------------------


1999-2000 Monthly Tax-Free Dividends Per Share

[BAR CHART HERE]
Oct      Nov      Dec      Jan      Feb     Mar      Apr      May      Jun      Jul     Aug      Sep

0.0725   0.0725   0.0725   0.0725   0.0725  0.0725   0.0725   0.0725   0.0725   0.0725  0.0725   0.0725



[LINE CHART HERE]

Share Price Performance
Values from chart, start 10/1/99, end 9/30/00

14.06
14.06
13.19
13.25
13.44
13.5
13.38
13.38
13.31
13.19
12.75
13
13
13.13
13
12.88
13.38
13.56
13.44
13.31
13.5
13
12.75
12.88
13.06
13.38
13.31
13.06
13.06
13.13
13.25
13.06
13.06
13.38
13.75
13.69
13.63
13.81
13.94
14.31
14.56
14.38
14.31
14.38
14.5
14.5
14.38
14.5
14.5
14.31
13.69
13.94


Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

NXR

Nuveen Select Tax-Free Income Portfolio 3

Performance
   OVERVIEW As of September 30, 2000


PORTFOLIO STATISTICS
---------------------------------------------------------
Inception Date                                7/92
---------------------------------------------------------
Share Price                               $13 5/16
---------------------------------------------------------
Net Asset Value                             $14.34
---------------------------------------------------------
Market Yield                                 6.13%
---------------------------------------------------------
Taxable-Equivalent Yield1                    8.88%
---------------------------------------------------------
Fund Net Assets ($000)                    $185,847
---------------------------------------------------------
Average Effective Maturity (Years)           10.65
---------------------------------------------------------
Average Duration                              3.08
---------------------------------------------------------

ANNUALIZED TOTAL RETURN
---------------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------------
1-Year                         8.48%         4.54%
---------------------------------------------------------
5-Year                         6.13%         6.10%
---------------------------------------------------------
Since Inception                4.47%         5.97%
---------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
---------------------------------------------------------
U.S. Guaranteed                                40%
---------------------------------------------------------
Transportation                                 11%
---------------------------------------------------------
Utilities                                      11%
---------------------------------------------------------
Housing/Multifamily                            10%
---------------------------------------------------------
Healthcare                                      8%
---------------------------------------------------------


1999-2000 Monthly Tax-Free Dividends Per Share

[BAR CHART HERE]
Oct      Nov      Dec      Jan      Feb     Mar      Apr      May      Jun      Jul     Aug      Sep

0.068    0.068    0.068    0.068    0.068   0.068    0.068    0.068    0.068    0.068   0.068    0.068



[LINE CHART HERE]

Share Price Performance
Values from chart, start 10/1/99, end 9/30/00

13
13.13
12.56
12.5
13
13.13
13
13
12.63
12.69
12.44
12.44
12.38
12.44
12.44
12.56
12.75
13.06
12.88
12.88
12.69
12.44
12.19
12.38
12.56
12.88
12.56
12.5
12.44
12.5
12.69
12.81
12.88
12.88
13.19
13.19
13.38
13.13
13.44
13.63
13.69
13.69
13.44
13.5
13.69
13.69
13.69
13.81
13.81
13.75
13.25
13.31

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

NXC

Nuveen Insured California Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of September 30, 2000


PORTFOLIO STATISTICS
--------------------------------------------------------
Inception Date                                6/92
--------------------------------------------------------
Share Price                               $14 7/16
--------------------------------------------------------
Net Asset Value                             $14.63
--------------------------------------------------------
Market Yield                                 5.49%
--------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.96%
--------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.78%
--------------------------------------------------------
Fund Net Assets ($000)                     $91,562
--------------------------------------------------------
Average Effective Maturity (Years)           11.48
--------------------------------------------------------
Average Duration                              3.13
--------------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------
1-Year                         7.92%         5.10%
--------------------------------------------------------
5-Year                         6.69%         5.96%
--------------------------------------------------------
Since Inception                5.12%         5.95%
--------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------------
U.S. Guaranteed                                30%
--------------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------------
Transportation                                 12%
--------------------------------------------------------
Utilities                                      12%
--------------------------------------------------------
Healthcare                                     11%
--------------------------------------------------------


1999-2000 Monthly Tax-Free Dividends Per Share2

[BAR CHART HERE]
Oct      Nov      Dec      Jan      Feb     Mar      Apr      May      Jun      Jul     Aug      Sep

0.066    0.066    0.066    0.066    0.066   0.066    0.066    0.066    0.066    0.066   0.066    0.066



[LINE CHART HERE]

Share Price Performance
Values from chart, start 10/1/99, end 9/30/00

14.19
14.13
14
13.78
13.38
13.63
13.44
13.31
13.31
12.94
13.19
12.81
12.81
12.75
12.63
12.75
13
13.56
13.5
13.69
13.44
13.5
13.31
13.5
13.63
13.75
13.94
14.06
13.94
13.75
13.88
13.88
13.81
14
14.19
14.31
14.19
14.19
14.31
14.38
14.31
14.31
14.25
14.38
14.38
14.5
14.63
14.56
14.88
14.69
14.56
14.44

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that also are exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a capital gains distribution in December 1999 of $0.0223 per share.

NXN

Nuveen Insured New York Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of September 30, 2000


PORTFOLIO STATISTICS
-------------------------------------------------------
Inception Date                                6/92
-------------------------------------------------------
Share Price                                $13 1/4
-------------------------------------------------------
Net Asset Value                             $14.33
-------------------------------------------------------
Market Yield                                 5.89%
-------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.54%
-------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.13%
-------------------------------------------------------
Fund Net Assets ($000)                     $55,995
-------------------------------------------------------
Average Effective Maturity (Years)            9.86
-------------------------------------------------------
Average Duration                              2.53
-------------------------------------------------------

ANNUALIZED TOTAL RETURN
-------------------------------------------------------
                      ON SHARE PRICE        ON NAV
-------------------------------------------------------
1-Year                         3.22%         4.49%
-------------------------------------------------------
5-Year                         5.49%         5.62%
-------------------------------------------------------
Since Inception                4.05%         5.58%
-------------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
-------------------------------------------------------
U.S. Guaranteed                                43%
-------------------------------------------------------
Education and Civic Organizations              20%
-------------------------------------------------------
Water and Sewer                                10%
-------------------------------------------------------
Housing/Multifamily                             5%
-------------------------------------------------------
Tax Obligation/Limited                          5%
-------------------------------------------------------


1999-2000 Monthly Tax-Free Dividends Per Share

[BAR CHART HERE]
Oct      Nov      Dec      Jan      Feb     Mar      Apr      May      Jun      Jul     Aug      Sep

0.065    0.065    0.065    0.065    0.065   0.065    0.065    0.065    0.065    0.065   0.065    0.065



[LINE CHART HERE]

Share Price Performance
Values from chart, start 10/1/99, end 9/30/00

13.56
13.69
13.31
13.38
13
13.31
13
13
12.81
12.56
12.69
12.75
12.5
12.56
12.5
12.63
12.63
13.06
13.25
13.06
13
12.88
12.81
12.75
12.81
12.69
12.88
12.88
13
13.13
13.19
13.25
13.44
12.94
13.13
13.19
13.25
13.19
13.06
13
13
12.94
12.81
13.13
13.31
13.31
13.38
13.31
13.25
13.19
13.19
13.25

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that also are exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Shareholder
           MEETING REPORT

The annual shareholder meeting was held in Chicago, Illinois on July 26, 2000.

                                                           NXP            NXQ            NXR           NXC            NXN
------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                           Common        Common         Common         Common        Common
                                                           Shares        Shares         Shares         Shares        Shares
------------------------------------------------------------------------------------------------------------------------------
James E. Bacon
   For                                                 14,911,311    16,352,951     11,945,877      5,726,210     3,501,770
   Withhold                                               153,714       112,942        118,274         39,182        34,910
------------------------------------------------------------------------------------------------------------------------------
   Total                                               15,065,025    16,465,893     12,064,151      5,765,392     3,536,680
==============================================================================================================================
Jack B. Evans
   For                                                 14,931,406    16,359,184     11,953,521      5,728,655     3,502,770
   Withhold                                               133,619       106,709        110,630         36,737        33,910
------------------------------------------------------------------------------------------------------------------------------
   Total                                               15,065,025    16,465,893     12,064,151      5,765,392     3,536,680
==============================================================================================================================
William L. Kissick
   For                                                 14,916,598    16,361,879     11,950,448      5,728,958     3,500,770
   Withhold                                               148,427       104,014        113,703         36,434        35,910
------------------------------------------------------------------------------------------------------------------------------
   Total                                               15,065,025    16,465,893     12,064,151      5,765,392     3,536,680
==============================================================================================================================
Thomas E. Leafstrand
   For                                                 14,924,933    16,364,584     11,953,481      5,728,958     3,501,551
   Withhold                                               140,092       101,309        110,670         36,434        35,129
------------------------------------------------------------------------------------------------------------------------------
   Total                                               15,065,025    16,465,893     12,064,151      5,765,392     3,536,680
==============================================================================================================================
Timothy R. Schwertfeger
   For                                                 14,929,104    16,359,083     11,951,221      5,727,955     3,502,770
   Withhold                                               135,921       106,810        112,930         37,437        33,910
------------------------------------------------------------------------------------------------------------------------------
   Total                                               15,065,025    16,465,893     12,064,151      5,765,392     3,536,680
==============================================================================================================================
Sheila W. Wellington
   For                                                14,911,525    16,358,565     11,952,495      5,735,258     3,501,470
   Withhold                                              153,500       107,328        111,656         30,134        35,210
------------------------------------------------------------------------------------------------------------------------------
   Total                                              15,065,025    16,465,893     12,064,151      5,765,392     3,536,680
==============================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                 14,891,375    16,321,489     11,916,752      5,670,949     3,490,089
   Against                                                 52,960        33,748         45,346          5,772        17,772
   Abstain                                                120,690       110,656        102,053         88,671        28,819
------------------------------------------------------------------------------------------------------------------------------
   Total                                               15,065,025    16,465,893     12,064,151      5,765,392     3,536,680
==============================================================================================================================


                  Nuveen Select Tax-Free Income Portfolio (NXP)

                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)



 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.2%
$         505   Alabama Housing Finance Authority, Single Family Mortgage Revenue          4/04 at 102          Aaa    $     520,574
                        Bonds (Collateralized Home Mortgage Revenue Bond Program),
                        1994 Series A-1 Bonds, 6.550%, 10/01/14
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

        2,500   Little Rock Health Facilities Board (Arkansas), Refunding Revenue          4/02 at 102            A        2,610,825
                        Bonds (Baptist Medical Center/Parkway Village Project),
                        Series 1992, 7.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.5%

        4,750   State Public Works Board of the State of California, Lease Revenue         3/04 at 102          Aaa        5,256,065
                        Bonds (California Community Colleges), 1994 Series B
                        (Various Community College Projects), 7.000%, 3/01/14
                        (Pre-refunded to 3/01/04)

        3,000   State Public Works Board of the State of California, Lease Revenue         11/04 at 102         Aaa        3,352,710
                        Bonds (Department of Corrections), 1994 Series A
                        (California State Prison-Monterey County (Soledad II)),
                        6.875%, 11/01/14 (Pre-refunded to 11/01/04)

        4,905   California Statewide Communities Development Authority, Revenue             8/02 at 102          A2        5,172,175
                        Certificates of Participation (Cedars-Sinai Medical
                        Center), Series 1992, 6.500%, 8/01/15

        2,000   Los Angeles County Metropolitan Transportation Authority                    7/03 at 102         AAA        2,032,280
                        (California), Proposition A, Sales Tax Revenue
                        Refunding Bonds, Series 1993-A, 5.625%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.5%

                Colorado Housing Finance Authority, Single Family Program
                        Senior Revenue Bonds, Series 1992A-1:
        2,290           6.800%, 11/01/12                                                    5/02 at 102         AA+        2,348,212
          640           6.875%, 11/01/16                                                    5/02 at 102         AA+          655,725

       10,750   City and County of Denver, Colorado, Airport System Revenue                No Opt. Call           A       12,737,783
                        Bonds, Series 1991D, 7.750%, 11/15/13
                        (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4%

        1,000   District of Columbia, Hospital Revenue and Refunding Bonds                  8/06 at 102         AAA        1,016,700
                        (Medlantic Healthcare Group, Inc. Issue), Series
                        1996A, 5.750%, 8/15/16
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.1%

          250   Escambia County, Florida, Pollution Control Revenue Bonds                  12/03 at 102         BBB+         236,660
                        (Champion International Project), Series 1993,
                        5.875%, 6/01/22 (Alternative Minimum Tax)

        7,000   State Board of Education of Florida, Public Education Capital               6/02 at 101         AAA        7,307,790
                        Outlay Bonds, Series 1991-C, 6.625%,
                        6/01/22 (Pre-refunded to 6/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

        1,330   State of Hawaii, Certificates of Participation (Kapolei State              11/08 at 101         AAA        1,212,907
                        Office Building), 1998 Series A, 5.000%, 5/01/17
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.4%

                City of Chicago Heights, Illinois, General Obligation Bonds,
                        Series 1993 (Corporate Purpose Bonds):
        3,820    5.650%, 12/01/15                                                          12/08 at 100         AAA        3,873,786
        2,600    5.650%, 12/01/17                                                          12/08 at 100         AAA        2,615,132

        7,000   The County of Cook, Illinois, General Obligation Bonds,                    11/02 at 102         AAA        7,421,260
                        Series 1992A, 6.600%, 11/15/22 (Pre-refunded
                        to 11/15/02)

        1,260   Illinois Educational Facilities Authority, Revenue Refunding                7/01 at 102         AAA        1,309,657
                        Bonds, Loyola University of Chicago, Series 1991-A,
                        7.125%, 7/01/11 (Pre-refunded to 7/01/01)


 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)
$       3,000   Illinois Educational Facilities Authority, Revenue Refunding               7/03 at 102          AAA    $   3,171,510
                        onds (Loyola University of Chicago), Series 1989-A,
                        6.100%, 7/01/15 (Pre-refunded to 7/01/03)

        2,365   Illinois Health Facilities Authority, Revenue Refunding Bonds,            No Opt. Call          N/R***     2,545,142
                        Series 1992B (Evangelical Hospitals Corporation),
                        6.500%, 4/15/09

        3,850   Illinois Health Facilities Authority, Revenue Bonds (Sarah Bush            5/02 at 102          Aaa        4,085,120
                        Lincoln Health Center), Series 1992, 7.250%,
                        5/15/22 (Pre-refunded to 5/15/02)

          800   Illinois Housing Development Authority, Homeowner Mortgage                 2/10 at 100          AA           805,920
                        Revenue Bonds, Series 2000-D3,
                        5.700%, 8/01/17

        2,000   State of Illinois, General Obligation Bonds, Series 1994,                  8/04 at 102          AA         2,054,420
                        5.875%, 8/01/14

        2,500   Regional Transportation Authority (Cook, DuPage, Kane, Lake,               6/03 at 102          AAA        2,621,625
                        McHenry and Will Counties in Illinois), General
                        Obligation Bonds, Series 1993A, 5.800%, 6/01/13
                        (Pre-refunded to 6/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.7%

        3,000   Indiana Bond Bank, Special Hospital Program (Hendricks Community           4/02 at 102          A+         3,128,910
                        Hospital Financing Program), Series 1992A, 7.125%, 4/01/13

                Indiana Bond Bank, Special Program Bonds, Series 1992 A:
        1,000    7.000%, 8/01/12                                                           2/02 at 102          A+         1,042,240
        2,250    7.000%, 8/01/18                                                           2/02 at 102          A+         2,343,555
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.1%

        2,565   Woodbury County, Iowa, Hospital Facility Revenue Bonds (St. Luke's         3/01 at 102          AAA        2,640,385
                        Regional Medical Center Project), Series 1991A, 6.750%,
                        3/01/21 (Pre-refunded to 3/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.9%

        9,000   City of Wichita, Kansas, Revenue Bonds (CSJ Health System of               1/01 at 102          A+***      9,453,690
                        Wichita, Inc.), Series 1985 XXV (Remarketed),
                        7.200%, 10/01/15
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.9%

        1,100   County of Jefferson, Kentucky, Health System Revenue Bonds,               10/08 at 101          AAA        1,020,602
                        Series 1998 (Alliant Health System, Inc.),
                        5.125%, 10/01/18

        3,230   Lexington-Fayette Urban County Government (Kentucky),                      1/04 at 102          AAA        3,545,345
                        Governmental Project Revenue Bonds, Series 1994
                        (University of Kentucky Alumni Association, Inc.-
                        Commonwealth Library Project), 6.750%, 11/01/15
                        (Pre-refunded to 11/01/04)
------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.8%

          960   Maine Educational Loan Authority, Educational Loan Revenue Bonds,         12/02 at 102           A         1,000,243
                        Series 1992A-2 (Supplemental Educational Loan Program),
                        7.150%, 12/01/16 (Alternative Minimum Tax)

                Maine Educational Loan Authority, Educational Loan Revenue
                Bonds, Series 1992A-1 (Supplemental Educational Loan Program):
        1,525    6.800%, 12/01/07 (Alternative Minimum Tax)                               12/02 at 102          Aaa        1,591,475
        1,725    7.000%, 12/01/16 (Alternative Minimum Tax)                               12/02 at 102          Aaa        1,795,708
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.9%

        2,000   Plymouth County (Massachusetts), Certificates of Participation            10/02 at 102          Aaa        2,134,440
                        (Plymouth County Correctional Facility), Series A,
                        7.000%, 4/01/22 (Pre-refunded to 10/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.5%

        3,600   Calhoun County (Mississippi), Solid Waste Disposal Revenue Bonds           4/07 at 103           A         3,773,880
                        (Weyerhauser Company Project), Series 1992, 6.875%,
                        4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 4.2%

       10,000   New Hampshire Housing Finance Authority, Multifamily Housing               7/01 at 102           A1       10,276,900
                        Revenue Refunding Bonds, 1991 Series 1,
                        7.050%, 7/01/11


            Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)




 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 12.3%

$       7,250   Metropolitan Transportation Authority (New York), Commuter              7/01 at 102             A      $   7,505,055
                        Facilities, 1987 Service Contract Bonds,
                        Series 5, 7.000%, 7/01/12

        3,000   Metropolitan Transportation Authority (New York), Transit               7/02 at 100             A          3,055,620
                        Facilities, Service Contract Bonds,
                        Series N, 6.000%, 7/01/11

                The City of New York, New York, General Obligation Bonds,
                Fiscal 1995 Series A:
          300           6.250%, 8/01/10 (Pre-refunded to 8/01/04)                       8/04 at 101 1/2         A***         321,816
        4,870           6.250%, 8/01/10                                                 8/04 at 101 1/2         A          5,157,817

        4,465   New York State Dormitory Authority, State University Educational        5/02 at 102             Aaa        4,745,313
                        Facilities Revenue Bonds, Series 1991A, 7.250%,
                        5/15/18 (Pre-refunded to 5/15/02)

        1,600   Dormitory Authority of the State of New York, Mount Sinai Health        7/10 at 101             BBB+       1,706,336
                        Obligated Group Revenue Bonds (New York University),
                        Series 2000A, 6.500%, 7/01/17

        2,090   New York Local Government Assistance Corporation, New York,             4/01 at 100             AAA        2,117,860
                        Series 1991B, 7.000%, 4/01/21
                        (Pre-refunded to 4/01/01)

        1,365   New York Local Government Assistance Corporation, Series 1991D Bonds,   4/02 at 102             AAA        1,441,617
                        7.000%, 4/01/18 (Pre-refunded to 4/01/02)

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series A:
          180           7.500%, 2/15/21 (Pre-refunded to 2/15/01)                       2/01 at 102             Aaa          185,639
          900           7.500%, 2/15/21                                                 2/01 at 102             A            926,370

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
        1,395           7.400%, 2/15/18 (Pre-refunded to 2/15/02)                       2/02 at 102             A***       1,475,268
        1,425           7.400%, 2/15/18                                                 2/02 at 102             A          1,496,592

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.2%

        2,790   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,        9/07 at 102             Aaa        2,856,625
                        Series 1997A, 6.050%, 9/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.6%

        7,235   Delaware County Authority (Pennsylvania), First Mortgage Revenue        4/02 at 102             N/R***     7,727,486
                        Bonds (The Dunwoody Project), Series 1992, 8.125%,
                        4/01/17 (Pre-refunded to 4/01/02)

          935   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/02 at 102             AA+          970,446
                        Revenue Bonds, Series 1992-33,6.900%, 4/01/17

                Pennsylvania Higher Educational Facilities Authority, Revenue
                Bonds (Thomas Jefferson University), 1992 Series A:
        1,750           6.625%, 8/15/09 (Pre-refunded to 8/15/02)                       8/02 at 102             A2***      1,846,215
          750           6.625%, 8/15/09                                                 8/02 at 102             AAA          789,218
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.9%

        5,000   South Carolina Housing Finance and Development Authority,               5/02 at 102             Aaa        5,169,850
                        Multifamily Housing Revenue Bonds, 1992
                        Series A, 6.875%, 11/15/23

        4,060   York County Public Facilities Corporation (South Carolina),             6/01 at 102             Aaa        4,222,197
                        Certificates of Participation (York County Justice
                        Center Project), Series 1991, 7.500%, 6/01/11
                        (Pre-refunded to 6/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.4%

        5,750   Memphis-Shelby County Airport Authority (Tennessee), Airport            7/03 at 102             BBB        5,759,603
                        Special Facilities and Project Revenue Bonds (Federal
                        Express Corporation), Series 1993, 6.200%, 7/01/14
                        (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.5%

        9,825   Harris County Health Facilities Development Corporation (Texas),        6/02 at 102             A3***     10,406,149
                        Hospital Revenue Bonds (Memorial Hospital System Project),
                        Series 1992, 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

        4,000   Port of Corpus Christi Authority of Nueces County (Texas),              4/02 at 102             BBB        4,047,560
                        Pollution Control Revenue Bonds (Hoechst Celanese
                        Corporation), Series 1992, 6.875%, 4/01/17
                        (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)
$       3,500   Red River Authority (Texas), Pollution Control Revenue Bonds            4/02 at 102             BBB    $   3,536,190
                        (Hoechst Celanese Corporation), Series
                 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

                City of San Antonio, Texas, Water System Revenue Refunding
                Bonds, Series 1992:
        1,450           6.000%, 5/15/16 (Pre-refunded to 5/15/02)                       5/02 at 100             AAA        1,484,032
           95           6.000%, 5/15/16 (Pre-refunded to 5/15/07)                       5/07 at 100             AAA          101,651
          465           6.000%, 5/15/16                                                No Opt. Call             AAA          494,923
        2,990           6.000%, 5/15/16                                                 5/02 at 100             AAA        3,016,222
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.1%

        5,070   Virginia Housing Development Authority, Commonwealth Mortgage           1/02 at 102             AA+        5,236,195
                        Bonds, 1992 Series A, 7.100%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.1%

        2,500   Public Utility District No. 1 of Snohomish County, Washington,          1/01 at 102             A+         2,562,975
                        Electric System Refunding Revenue Bonds, Series 1991 A,
                        7.000%, 1/01/16

        5,700   Public Utility District No. 1 of Snohomish County, Washington,          1/02 at 102             Aaa        6,415,521
                        Generation System Revenue Bonds,  Series 1989,
                        6.750%, 1/01/12

        2,750   Washington Health Care Facilities Authority, Revenue Bonds,             2/02 at 102             AA-***     2,882,740
                        Series 1992 (Sacred Heart Medical Center, Spokane),
                        6.875%, 2/15/12 (Pre-refunded to 2/15/02)

       10,000   Washington Public Power Supply System, Nuclear Project No. 1            7/01 at 102             Aaa       10,376,500
                        Refunding Revenue Bonds, Series 1991A,
                        6.875%, 7/01/17 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.3%

        1,885   Marshall County, West Virginia, Special Obligation Refunding            No Opt. Call            AAA        2,070,861
                        Bonds, Series 1992, 6.500%, 5/15/10

        1,000   West Virginia Housing Development Fund, Housing Finance Bonds,          5/02 at 103             AAA        1,044,670
                        1992 Series A, 7.000%, 5/01/24
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

        5,000   Wisconsin Housing and Economic Development Authority, Multifamily       4/02 at 102             AA         5,225,600
                        Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 1.3%

        3,000   Wyoming Community Development Authority, Single Family Mortgage         11/01 at 103            AA         3,095,970
                        Revenue Bonds  (Federally Insured or Guaranteed
                        Mortgage Loans), Series 1988-G, 7.200%, 6/01/10
                        (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     228,410   Total Investments (cost $ 224,294,951) - 98.5%                                                           240,186,053
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       3,654,440
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 243,840,493
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.


                 Nuveen Select Tax-Free Income Portfolio 2 (NXQ)

                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)



 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.3%

$       3,250   State Public Works Board of the State of California, Lease Revenue      3/04 at 102             Aaa    $   3,596,255
                        Bonds (California Community Colleges), 1994 Series B
                        (Various Community College Projects), 7.000%,
                        3/01/14 (Pre-refunded to3/01/04)

        2,000   State Public Works Board of the State of California, Lease Revenue      No Opt. Call            Aa2        2,123,540
                        Refunding Bonds (The Regents of the University of
                        California), 1993 Series A (Various University of
                        California Projects), 5.500%, 6/01/14

        5,000   State Public Works Board of the State of California, Lease Revenue      11/04 at 102            Aaa        5,587,850
                        Bonds (Department of Corrections), 1994 Series A
                        (California State Prison-Monterey County
                        (Soledad II)), 6.875%, 11/01/14
                        (Pre-refunded to 11/01/04)

          500   State Public Works Board of the State of California, Lease Revenue      12/08 at 101            Aa3          502,900
                        Refunding Bonds (California Community Colleges) (Various
                        Community College Projects), 1998 Series A, 5.250%, 12/01/16

          500   City of Contra Costa Water District (California), Water Revenue         10/07 at 100            AA-          487,425
                        Bonds, Refunding Series 1997 H, 5.000%, 10/01/17

          500   County of Contra Costa, California, Certificates of Participation       11/07 at 102            AAA          504,265
                        (Merrithew Memorial Hospital Replacement Project),
                        Refunding Series of 1997, 5.375%, 11/01/17

        1,000   City of Fresno, California, Health Facility Revenue Bonds, Series       12/03 at 102            AAA        1,026,500
                        1993B (Holy Cross Health System Corporation),
                        5.625%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.6%

        2,330   Colorado Housing Finance Authority, Single Family Program Senior        5/02 at 102             AA+        2,397,267
                        Bonds, Series 1992A-3, 7.000%, 11/01/24
                        (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        2,335           7.250%, 11/15/12 (Alternative Minimum Tax)                     11/02 at 102             Aaa        2,504,498
                                (Pre-refunded to 11/15/02)
        9,130           7.250%, 11/15/12 (Alternative Minimum Tax)                     11/02 at 102             A          9,652,236
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.1%

        4,600   District of Columbia, Hospital Revenue Refunding Bonds                  8/02 at 102             A3***      4,885,246
                        (Washington Hospital Center), Series 1992-A,
                        7.125%, 8/15/19 (Pre-refunded to 8/15/02)

          500   District of Columbia, Hospital Revenue Refunding Bonds                  8/06 at 102             AAA          508,350
                        (Medlantic Healthcare Group, Inc.
                         Issue), Series 1996A, 5.750%, 8/15/16

        7,500   District of Columbia (Washington, D.C.), General Obligation             6/02 at 102             AAA        7,853,175
                        Bonds, Series 1992B, 6.300%, 6/01/12
                        (Pre-refunded to 6/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.3%

        8,180   Hillsborough County (Florida), Environmentally Sensitive Land           7/02 at 102             Aa3***     8,591,699
                        Acquisition and Protection Program Bonds, Series 1992,
                        6.375%, 7/01/11 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4%

        1,100   State of Hawaii, Certificates of Participation (Kapolei State           11/08 at 101            AAA        1,003,156
                        Office Building), 1998 Series A, 5.000%, 5/01/17
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.8%

        8,420   Chicago Metropolitan Housing Development Corporation (Illinois),        7/02 at 102             AA         8,748,633
                        Housing Development Revenue Refunding Bonds (FHA-Insured
                        Mortgage Loans - Section 8 Assisted Projects),
                        Series 1992A, 6.800%, 7/01/17

        8,070   The County of Cook, Illinois, General Obligation Bonds, Series          11/02 at 102            AAA        8,555,653
                        1992A, 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)
$       2,500   Illinois Educational Facilities Authority, Revenue Bonds,               12/03 at 102            BBB    $   2,423,900
                 Series 1993 (Columbia College), 6.125%,  12/01/18

                Illinois Educational Facilities Authority, Revenue Refunding
                Bonds, Columbia College, Series 1992:
        2,610           6.875%, 12/01/17 (Pre-refunded to 12/01/04)                     12/04 at 100            N/R***     2,822,585
        1,140           6.875%, 12/01/17                                                12/04 at 100            BBB        1,172,832

        1,900   Illinois Housing Development Authority, Homeowner Mortgage              2/10 at 100             AA         1,914,060
                Revenue Bonds, Series 2000-D3, 5.700%, 8/01/17

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
        2,205           6.500%, 6/15/22 (Pre-refunded to 6/15/03)                       6/03 at 102             Aaa        2,352,051
           45           6.500%, 6/15/22                                                 6/03 at 102             Aa3           46,755

        5,000   Regional Transportation Authority (Cook, DuPage, Kane, Lake,            6/03 at 102             AAA        5,243,250
                        McHenry and Will Counties in Illinois), General
                        Obligation Bonds, Series 1993A, 5.800%, 6/01/13
                        (Pre-refunded to 6/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.8%

        2,005   Howard County Jail and Juvenile Detention Center Corporation            1/02 at 102             A1***      2,098,894
                        (Indiana), First Mortgage Revenue Bonds, Series 1992,
                        6.850%, 1/01/12 (Pre-refunded to 1/01/02)

       10,000   Indiana Educational Facilities Authority, Educational Facilities        1/02 at 102             AAA       10,398,700
                        Refunding Revenue Bonds (Butler University Project),
                        Series 1992A, 6.600%, 1/01/18

        2,400   Westfield-Washington South School Building Corporation (Indiana),       7/02 at 102             A***       2,526,624
                        First Mortgage Revenue Bonds, Series 1992, 6.500%,
                        7/15/13 (Pre-refunded to 7/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.2%

        3,105   Kentucky Housing Corporation, Housing Revenue Bonds (Federally          7/02 at 102             AAA        3,167,473
                        Insured or Guaranteed Mortgage Loans), Series 1992A,
                        6.600%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.7%

       11,425   Louisiana Public Facilities Authority, Revenue Bonds, 1992 Series,      11/02 at 102            A+***     12,111,072
                        Tulane University of Louisiana, 6.625%, 11/15/21
                        (Pre-refunded to 11/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.7%

                Massachusetts State General Obligation Refunding Bonds,
                Series 1991-B:
        2,045           6.500%, 8/01/11 (Pre-refunded to 8/01/01)                        8/01 at 102            Aaa        2,120,276
        1,585           6.500%, 8/01/11                                                  8/01 at 102            Aa2        1,640,000

        3,000   Massachusetts Health and Educational Facilities Authority,              10/02 at 102            BBB+***    3,181,110
                        Revenue Bonds (Jordan Memorial Hospital Issue),
                        Series 1992C, 6.875%, 10/01/22
                        (Pre-refunded to 10/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6%

                City of Royal Oak Hospital Finance Authority (Michigan), Revenue
                Bonds (Beaumont Properties, Inc.), Series 1992E:
          435           6.625%, 1/01/19 (Pre-refunded to 1/01/02)                        1/02 at 102            AAA          454,597
        3,565           6.625%, 1/01/19                                                  1/02 at 102            AA         3,703,750
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8%

        2,065   City of Billings, Montana, Tax Increment Urban Renewal Bonds,           3/02 at 101             Baa3       2,139,175
                        Refunding Series 1992, 7.100%, 3/01/08
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.2%

          500   Clark County, Nevada, General Obligation (Limited Tax), Las             7/06 at 101             AAA          497,520
                        Vegas Convention and Visitors Authority Bonds,
                        Series 1996, 5.500%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.0%

        3,850   Metropolitan Transportation Authority (New York), Transit               7/02 at 100             A          3,921,379
                        Facilities Service Contract Bonds, Series N,
                        6.000%, 7/01/11


           Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)

 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)
                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series H:
$       7,355           7.100%, 2/01/11 (Pre-refunded to 2/01/02)                       2/02 at 101 1/2         A***   $   7,712,747
          645           7.100%, 2/01/11                                                 2/02 at 101 1/2         A            673,270
        2,865           7.100%, 2/01/12 (Pre-refunded to 2/01/02)                       2/02 at 101 1/2         A***       3,004,354
          285           7.100%, 2/01/12                                                 2/02 at 101 1/2         A            297,469

        2,700   Dormitory Authority of the State of New York, Mount Sinai               7/10 at 101             BBB+       2,879,442
                        Health Obligated Group Revenue Bonds (New York
                        University), Series 2000A, 6.500%, 7/01/17

        4,000   New York State Medical Care Facilities Finance Agency, New York         2/05 at 102             AAA        4,408,640
                        Hospital FHA-Insured Mortgage Revenue Bonds, Series
                        1994A, 6.750%, 8/15/14 (Pre-refunded to 2/15/05)

        5,000   Triborough Bridge and Tunnel Authority (New York), Convention           No Opt. Call            A          5,603,200
                        Center Project Bonds, Series E, 7.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.4%

        2,800   County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health        8/05 at 102             AAA        3,043,852
                        System), Series 1995, 6.250%, 8/15/14
                        (Pre-refunded to 8/15/05)

        3,000   County of Erie, Ohio, Hospital Improvement and Refunding Revenue        1/02 at 102             A          3,075,510
                        Bonds, Series 1992 (Firelands Community Hospital
                        Project), 6.750%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4%

        6,000   Oklahoma City (Oklahoma), Water Utilities Trust, Water and Sewer        7/02 at 100             AAA        6,167,880
                        Revenue Bonds, 6.400%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9%

        1,000   Dauphin County General Authority (Pennsylvania), Health System          2/09 at 101             AAA          933,500
                        Revenue Bonds, Series of 1999 (Pinnacle Health System
                        Project), 5.125%, 8/15/17

        6,295   Pennsylvania Intergovernmental Cooperation Authority, Special           6/02 at 100             Aaa        6,534,840
                        Tax Revenue Bonds (City of Philadelphia Funding
                        Program), Series of 1992, 6.800%, 6/15/22
                        (Pre-refunded to 6/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.2%

        5,500   Rhode Island Depositors Economic Corporation, Special Obligation        8/02 at 102             AAA        5,834,290
                        Bonds, 1992 Series A, 6.900%, 8/01/13
                        (Pre-refunded to 8/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.7%

        7,000   Richland County (South Carolina), Solid Waste Disposal Facilities       5/02 at 102             BBB+       7,083,580
                        Revenue Bonds (Union Camp Corporation Project),
                        Series 1992-A, 6.750%, 5/01/22
                        (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 4.8%

        4,500   Memphis-Shelby County Airport Authority (Tennessee), Special            9/01 at 103             BBB        4,740,975
                        Facilities Revenue Bonds, Series 1984 (Federal Express
                        Corporation), 7.875%, 9/01/09

        7,495   Tennessee Housing Development Agency, Homeownership Program             7/02 at 102             AA         7,655,243
                        Bonds, Issue WR, 6.800%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.7%

        3,275   Bexar County (Texas), Health Facilities Development Corporation,        8/04 at 102             AAA        3,588,188
                        Hospital Revenue Bonds (Baptist Memorial Hospital
                        System Project), Series 1994, 6.900%, 2/15/14
                        (Pre-refunded to 8/15/04)

        4,715   Cleveland Housing Corporation (Texas), Mortgage Revenue                 1/01 at 102             AAA        4,823,304
                        Refunding Bonds, Series 1992-C (FHA-Insured-
                        Section 8 Project), 7.375%, 7/01/24

        2,500   Harris County Health Facilities Development Corporation,                10/05 at 102            AAA        2,488,150
                        Texas Children's Hospital Project, Series
                        1995, 5.500%, 10/01/16

        7,600   Port of Corpus Christi Authority of Nueces County (Texas),              4/02 at 102             BBB        7,690,364
                        Pollution Control Revenue Bonds (Hoechst Celanese
                        Corporation), Series 1992, 6.875%, 4/01/17
                        (Alternative Minimum Tax)

        1,460   Red River Authority (Texas), Pollution Control Revenue Bonds            4/02 at 102             BBB        1,475,096
                        (Hoechst Celanese Corporation), Series 1992, 6.875%,
                        4/01/17 (Alternative Minimum Tax)


 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.8%

$       1,655   Municipal Building Authority of Ogden City School District,             1/02 at 101             A3***    $ 1,729,955
                        Weber County, Utah, Lease Revenue Bonds (Central
                        Middle School Project), Series 1992, 6.700%,
                        1/01/12 (Pre-refunded to 1/01/02)

          285   Utah Housing Finance Agency, Single Family Mortgage Purchase            7/02 at 102             Aaa          291,284
                        Refunding Senior Bonds, Series 1992, 6.800%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.6%

        3,000   Vermont Housing Finance Agency, Multifamily Housing Bonds,              2/09 at 100             AAA        2,993,610
                        1999 Series C, 5.800%, 8/15/16

        3,600   Vermont Industrial Development Authority, Industrial Development        9/02 at 102             A          3,735,324
                        Refunding Revenue Bonds (Stanley Works Project),
                        Series 1992, 6.750%, 9/01/10
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.8%

        2,000   Industrial Development Authority of Covington-Alleghany County,         4/02 at 102             N/R***     2,095,460
                        Virginia, Hospital Facility Revenue Bonds (Alleghany
                        Regional Hospital), Series 1992, 6.625%, 4/01/12
                        (Pre-refunded to 4/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.9%

                Washington Public Power Supply System, Nuclear Project No. 3,
                Refunding Revenue Bonds, Series 1991A:
        3,600           6.750%, 7/01/11 (Pre-refunded to 7/01/01)                       7/01 at 102             Aa1***     3,731,112
        6,160           6.500%, 7/01/18 (Pre-refunded to 7/01/01)                       7/01 at 102             Aaa        6,374,920
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.7%

        1,750   West Virginia School Building Authority, Capital Improvement            7/02 at 102             A***       1,843,240
                        Revenue Bonds, Series 1992-A, 6.625%, 7/01/22
                        (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.0%

       10,000   Wisconsin Housing and Economic Development Authority,                   4/02 at 102             AA        10,450,400
                        Multifamily Housing Revenue Bonds, 1992 Series D,
                        7.200%, 11/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     244,335   Total Investments (cost $ 241,769,826) - 98.4%                                                           255,423,850
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                       4,187,801
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 259,611,651
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.


                 Nuveen Select Tax-Free Income Portfolio 3 (NXR)

                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.9%

$       3,000   State Public Works Board of the State of California, Lease              11/04 at 102            Aaa    $   3,352,710
                        Revenue Bonds (Department of Corrections), 1994
                        Series A (California State Prison-Monterey County
                        (Soledad II)), 6.875%, 11/01/14
                        (Pre-refunded to 11/01/04)

          500   City of Fresno, California, Health Facility Revenue Refunding           12/03 at 102            AAA          507,565
                        Bonds (Holy Cross Health System Corporation),
                        5.625%, 12/01/18

        1,390   City of Torrance, California, Hospital Revenue Bonds (Little            7/02 at 102             A***       1,471,885
                        Company of Mary Hospital Project), Series 1992,
                        6.875%, 7/01/15 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.9%

        2,500   City of Colorado Springs, Colorado, Utilities System Refunding          11/02 at 100            AA         2,532,025
                        Revenue Bonds, Series 1992A, 6.125%, 11/15/20
        1,500   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call            A          1,777,365
                        Bonds, Series 1991D, 7.750%, 11/15/13
                        (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
          815           7.250%, 11/15/23 (Alternative Minimum Tax)                      11/02 at 102            Aaa          874,161
                                (Pre-refunded to 11/15/02)
        3,185           7.250%, 11/15/23 (Alternative Minimum Tax)                      11/02 at 102            A          3,362,150

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
          470           6.750%, 11/15/13 (Alternative Minimum Tax)                      11/02 at 102            Aaa          499,502
                                (Pre-refunded to 11/15/02)
        3,530           6.750%, 11/15/13 (Alternative Minimum Tax)                      11/02 at 102            A          3,691,321
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

          250   State of Connecticut Health and Educational Facilities Authority,       7/02 at 102             AAA          262,408
                        Revenue Bonds, Bridgeport Hospital Issue,
                        Series A, 6.625%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.5%

        2,000   District of Columbia, Hospital Revenue Refunding Bonds                  8/02 at 102             A3***      2,124,020
                        (Washington Hospital Center), Series 1992-A,
                        7.125%, 8/15/19 (Pre-refunded to 8/15/02)

                District of Columbia (Washington D.C.), General Obligation
                Bonds, Series 1993E:
          165           6.000%, 6/01/13 (Pre-refunded to 6/01/03)                       6/03 at 102             AAA          173,806
        4,080           6.000%, 6/01/13                                                 6/03 at 102             AAA        4,273,514
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.9%

        3,310   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium             5/02 at 102             N/R***     3,518,034
                        Project), Series 1992, 7.550%, 5/01/12
                        (Pre-refunded to 5/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4%

                Fulco Hospital Authority, Refunding Revenue Anticipation
                Certificates (Georgia Baptist Health Care System Project),
                Series 1992B:
        2,250           6.250%, 9/01/13 (Pre-refunded to 9/01/02)                       9/02 at 102             Baa1***    2,358,045
        2,000           6.375%, 9/01/22 (Pre-refunded to 9/01/02)                       9/02 at 102             Baa1***    2,100,580
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.6%

        3,000   Village of Bryant, Illinois, Pollution Control Revenue Refunding        2/02 at 102             A2         3,039,510
                        Bonds (Central Illinois Light Company Project),
                        Series 1992, 6.500%, 2/01/18

        2,475   Chicago Metropolitan Housing Development Corporation (Illinois),        7/02 at 102             AA         2,571,525
                        Housing Development Revenue Refunding Bonds (FHA-Insured
                        Mortgage Loans - Section 8 Assisted Projects),
                        Series 1992A, 6.850%, 7/01/22

        2,550   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992          6/02 at 102             AAA        2,613,801
                        (FHA-Insured Mortgage Loan - Lakeview Towers Project),
                        6.600%, 12/01/20


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)
$       1,700   City of Chicago, O'Hare International Airport, General Airport          1/03 at 102             AAA    $   1,656,735
                        Second Lien Revenue Refunding Bonds, 5.600%,
                        1/01/18 (Alternative Minimum Tax)

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Series             No Opt. Call            N/R***     1,579,515
                        1992C (Evangelical Hospitals Corporation),
                        6.250%, 4/15/22

        4,000   Illinois Health Facilities Authority, Revenue Bonds,                    9/06 at 100             AAA        4,384,120
                        Series 1992B (Franciscan Sisters Health Care
                        Corporation Project), 6.625%, 9/01/13
                        (Pre-refunded to 9/01/06)

        1,000   Illinois Health Facilities Authority, Revenue Bonds,                    10/02 at 102            Baa2***    1,054,830
                        Series 1992 (Mercy Center for Health Care
                        Services), 6.650%, 10/01/22 (Pre-refunded
                        to 10/01/02)

          620   Illinois Housing Development Authority, Homeowner Mortgage              2/10 at 100             AA           624,588
                        Revenue Bonds, Series 2000-D3, 5.700%, 8/01/17

        7,750   The Illinois State Toll Highway Authority, Toll Highway Priority        1/03 at 102             AA-***     8,176,483
                        Revenue Bonds, 1992 Series A, 6.375%, 1/01/15
                        (Pre-refunded to 1/01/03)

        1,360   Board of Regents of Sangamon State University (Illinois),               10/02 at 102           AA         1,433,658
                        Auxiliary Facilities System Revenue Bonds,
                        Series 1992, 6.375%, 10/01/17
                        (Pre-refunded to 10/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.5%

        1,205   Allen County, Indiana, Refunding Certificates of Participation,         5/02 at 101             Aa3        1,246,247
                        Series 1991, 6.500%, 11/01/17

        4,000   Indiana State Office Building Commission, Correctional Facilities       12/01 at 102            Aa2***     4,166,200
                        Program Revenue Bonds, Series 1991, 6.375%, 7/01/16
                        (Pre-refunded to 12/01/01)

        2,000   School Building Corporation of Warren Township (Marion County,          7/02 at 102             A+***      2,088,460
                        Indiana), First Mortgage Bonds, Series 1992A,
                        6.000%, 7/15/12 (Pre-refunded to 7/15/02)

        2,725   Warrick County, Indiana, Adjustable Rate Environmental                  5/03 at 102             AA         2,731,840
                        Improvement Revenue Bonds, 1993 Series B
                        (Southern Indiana Gas and Electric
                        Company Project), 6.000%, 5/01/23
                        (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.5%

          500   County of Trimble, Kentucky, Pollution Control Revenue Bonds,           9/02 at 102             Aaa          528,065
                        1990 Series B (Louisville Gas and Electric Company
                        Project), 6.550%, 11/01/20 (Alternative Minimum
                        Tax) (Pre-refunded to 9/16/02)

        4,080   Trimble County, Kentucky, Pollution Control Revenue Bonds               9/02 at 102             A1         4,131,938
                        (Louisville Gas and Electric Company Project),
                        Series 1990-B, 6.550%, 11/01/20
                        (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

        4,000   Louisiana Public Facilities Authority, Revenue Bonds, Series 1992,      2/03 at 101             AA         4,147,600
                        Baton Rouge Water Works Company Project, 6.400%,
                        2/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.7%

        1,270   Massachusetts Health and Educational Facilities Authority,              11/02 at 102            Aaa        1,345,743
                        Revenue Bonds, MetroWest Health, Inc. Issue,
                        Series C, 6.500%, 11/15/18
                        (Pre-refunded to 11/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.8%

        4,000   Michigan State Housing Development Authority, Single Family             6/06 at 102             AA+        4,085,960
                        Mortgage Revenue Bonds, 1996 Series C,
                        5.950%, 12/01/17

        8,240   Michigan Housing Development Authority, Limited Obligation              9/02 at 103             AAA        8,561,525
                        Revenue Bonds (Greenwood Villa Project),
                        Series 1992, 6.625%, 9/15/17
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.7%

                Clark County, Nevada, Las Vegas-McCarran International Airport,
                Passenger Facility Charge Revenue Bonds, Series 1992B:
        1,955           6.500%, 7/01/12 (Alternative Minimum Tax)                       7/02 at 102             A          2,032,809
          980           6.250%, 7/01/22 (Alternative Minimum Tax)
                                (Pre-refunded to 7/01/02)                               7/02 at 102             Aaa        1,023,541
           20           6.250%, 7/01/22 (Alternative Minimum Tax)                       7/02 at 102             A             20,341


           Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)

                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)



 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.3%

$       1,750   The City of New York, New York, General Obligation Bonds, Fiscal        8/02 at 101 1/2         Aaa    $   1,853,460
                        1992 Series C, 7.000%, 8/01/17 (Pre-refunded to 8/01/02)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series D:
        1,480           7.500%, 2/01/18 (Pre-refunded to 2/01/02)                       2/02 at 101 1/2         Aaa        1,559,994
           20           7.500%, 2/01/18                                                 2/02 at 101 1/2         A             20,973

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
          990           7.000%, 6/01/12 (Pre-refunded to 6/01/01)                       6/01 at 101 1/2         Aaa        1,021,838
           10           7.000%, 6/01/12                                                 6/01 at 101 1/2         A             10,297

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series H:
        1,845           7.100%, 2/01/11 (Pre-refunded to 2/01/02)                       2/02 at 101 1/2         A***       1,934,741
          155           7.100%, 2/01/11                                                 2/02 at 101 1/2         A            161,794

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series B:
          205           7.000%, 2/01/18 (Pre-refunded to 2/01/02)                       2/02 at 101 1/2         A***         214,709
          855           7.000%, 2/01/18                                                 2/02 at 101 1/2         A            891,132

        2,785   New York City Municipal Water Finance Authority, Water and Sewer        6/02 at 101             AAA        2,900,578
                        System Revenue Bonds,  Fiscal 1993 Series B, 6.375%,
                        6/15/22 (Pre-refunded to 6/15/02)

        4,000   New York City Municipal Water Finance Authority (New York),             6/02 at 101 1/2         AA         4,071,960
                        Water and Sewer System Revenue Bonds, Fiscal 1993
                        Series A, 6.000%, 6/15/17

        2,130   Dormitory Authority of the State of New York, City University           No Opt. Call            Baa1       2,428,179
                        System Consolidated Second General Resolution Revenue
                        Bonds, Series 1990C, 7.500%, 7/01/10

        2,000   New York State Medical Care Facilities Finance Agency, Hospital         8/02 at 102             AAA        2,121,320
                        and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                        1992 Series C (Mount Sinai Hospital), 6.250%, 8/15/12
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.2%

        2,500   Cambria County Hospital Development Authority (Pennsylvania),           7/02 at 102             AAA        2,623,225
                        Hospital Revenue Refunding and Improvement Bonds,
                        Series B of 1992 (Conemaugh Valley Memorial
                        Hospital Project), 6.375%, 7/01/18
                        (Pre-refunded to 7/01/02)

        2,435   Dauphin County, Pennsylvania, Industrial Development Authority,         No Opt. Call            A          2,688,167
                        Water Development Refunding Revenue Bonds, Series 1992B
                        (Dauphin Consolidates Water Supply Company),
                        6.700%, 6/01/17

        4,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding           7/02 at 102             AAA        4,137,720
                        Bonds, Issue of 1992 (FNMA Insured Mortgage Loans),
                        6.500%, 7/01/23

        2,000   Pennsylvania Higher Educational Facilities Authority, Revenue           5/03 at 102             A-         2,062,240
                        Bonds (Drexel University), Series 1993, 6.375%, 5/01/17
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.1%

        4,000   South Carolina Public Service Authority, Revenue Bonds, 1992            7/02 at 102             Aa2        4,168,440
                        Refunding Series A, 6.375%, 7/01/11

                City of Spartanburg, South Carolina, Water System Improvement
                Refunding Revenue Bonds, Series 1992:
        1,290           6.250%, 6/01/17 (Pre-refunded to 6/01/02)                       6/02 at 101             AAA        1,338,801
          310           6.250%, 6/01/17                                                 6/02 at 101             AA-          315,087
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.3%

        4,000   South Dakota Health and Educational Facilities Authority,               9/02 at 102             AAA        4,194,640
                        Revenue Bonds, Series 1992 (Rapid City Regional
                        Hospital Issue), 6.150%, 9/01/18
                        (Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.5%

        4,420   Memphis-Shelby County Airport Authority (Tennessee), Special            9/02 at 102             BBB        4,602,148
                        Facilities Revenue Refunding Bonds, Series 1992
                        (Federal Express Corporation), 6.750%, 9/01/12
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.1%

        3,755   Grand Prairie Industrial Development Authority, Industrial              12/02 at 102            A          3,893,747
                        Development Revenue Refunding Bonds, Series 1992
                        (Baxter International, Inc. Project),
                        6.550%, 12/01/12

        2,500   Harris County Health Facilities (Texas), Development Corporation        10/04 at 101            AAA        2,681,950
                        Hospital Revenue Bonds (Hermann Hospital), Series 1994,
                        6.375%, 10/01/17 (Pre-refunded to 10/01/04)

        5,000   North Central Texas Health Facilities Development Corporation,          5/06 at 102             AA-        4,673,250
                        Hospital Revenue Refunding Bonds (Baylor Health Care
                        System Project), Series 1995, 5.250%, 5/15/16


 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.2%

$       4,000   Virginia Housing Development Authority, Commonwealth Mortgage           1/02 at 102             AA+    $   4,126,200
                        Bonds, 1992 Series A, 7.100%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.9%

                Port of Seattle, Washington, Revenue Bonds, Series 1992B:               11/02 at 100            Aa2***       298,364
          290           6.000%, 11/01/17 (Alternative Minimum Tax)
                        (Pre-refunded to 11/01/02)
        3,710           6.000%, 11/01/17 (Alternative Minimum Tax)                      11/02 at 100            Aa2        3,728,884

        5,840   State of Washington, Certificates of Participation, Series 1991-A,      4/01 at 102             Aa2        5,957,326
                        State Office Building Project, 6.000%, 4/01/12

        4,000   Washington Public Power Supply System, Nuclear Project No. 1,           7/01 at 102             Aaa        4,150,600
                        Refunding Revenue Bonds, Series 1991A, 6.875%,
                        7/01/17 (Pre-refunded to 7/01/01)

        4,000   Washington Public Power Supply System, Nuclear Project No. 1,           7/02 at 102             AAA        4,208,280
                        Refunding Revenue Bonds, Series 1992A, 6.500%,
                        7/01/15 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 4.2%

        2,500   Berkeley County Building Commission (West Virginia), Hospital           11/02 at 102            BBB+       2,518,925
                        Revenue Bonds (City Hospital Project), Series 1992,
                        6.500%, 11/01/09

        3,000   Mason County, West Virginia, Pollution Control Revenue Bonds            10/02 at 102            BBB+       3,011,040
                        (Appalachian Power Company Project),
                 Series 1992J, 6.600%, 10/01/22

                West Virginia School Building Authority, Capital Improvement
                Revenue Bonds, Series 1992-A:
        1,855           6.500%, 7/01/12 (Pre-refunded to 7/01/02)                       7/02 at 102             A***       1,949,973
          395           6.500%, 7/01/12                                                 7/02 at 102             A           412,420
------------------------------------------------------------------------------------------------------------------------------------
$     175,900   Total Investments (cost $ 174,727,684) - 98.5%                                                           183,056,527
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3%

$         500   Allegheny County Industrial Development Authority (Longwood at                                 VMIG-1        500,000
=============           Oakmont, Inc. Project), 1997B, Variable Rate Demand
                        Revenue Bonds, 5.650%, 7/01/27+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       2,290,493
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 185,847,020
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                       +    Security has a maturity of more than one year, but
                            has variable rate and demand features which qualify
                            it as a short-term security. The rate disclosed is
                            that currently in effect. This rate changes
                            periodically based on market conditions or a
                            specified market index.

                                 See accompanying notes to financial statements.


        Nuveen Insured California Select Tax-Free Income Portfolio (NXC)

                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)



 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.6%

$       1,410   California Educational Facilities Authority, Refunding Revenue          10/01 at 100            AAA     $  1,432,504
                        Bonds, Series 1992 (Loyola Marymount University),
                        6.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.7%

        2,500   California Health Facilities Financing Authority, Insured               10/02 at 102            AAA        2,636,200
                        Hospital Revenue Bonds (Scripps Memorial
                        Hospitals), Series 1992A, 6.400%, 10/01/12

        1,000   California Health Facilities Financing Authority, Insured               3/01 at 102             AAA        1,027,990
                        Hospital Revenue Bonds (Adventist Health
                        System/West), 1991 Series B, 6.500%, 3/01/11

        4,000   California Health Facilities Financing Authority, Insured               8/02 at 102             AAA        4,193,440
                        Hospital Revenue Bonds (San Diego Hospital
                        Association), Series 1992B, 6.125%, 8/01/11

        1,880   California Statewide Communities Development Authority, Revenue         6/07 at 101             AAA        1,908,990
                        Bonds (Los Angeles Orthopedic Hospital Foundation and
                        Orthopedic Hospital), Series 2000, 5.500%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.4%

                Golden West Schools Financing Authority (California), 1999
                Revenue Bonds (School District General Obligation Refunding
                Program), Series A:
        4,650           0.000%, 8/01/16                                                 No Opt. Call            AAA        1,973,507
        1,750           0.000%, 2/01/17                                                 No Opt. Call            AAA          713,755
        2,375           0.000%, 8/01/17                                                 No Opt. Call            AAA          942,448
        2,345           0.000%, 2/01/18                                                 No Opt. Call            AAA          894,711

                Mountain View-Los Altos Union High School District (County of
                Santa Clara, California), 1995 General Obligation Capital
                Appreciation Bonds, Series C:
        1,015           0.000%, 5/01/17                                                 No Opt. Call            AAA          409,654
        1,080           0.000%, 5/01/18                                                 No Opt. Call            AAA          407,776

        4,000   City of Oakland, Alameda County, California, General Obligation         6/02 at 102             AAA        4,155,120
                        Bonds, Series 1992, 6.000%, 6/15/17
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.9%

        3,500   State Public Works Board, State of California, Lease Revenue            No Opt. Call            AAA        4,057,375
                        Bonds, Department of Corrections, 1991 Series A,
                        Calipatria State Prison in Imperial County,
                        6.500%, 9/01/17

        2,430   County of Los Angeles, Certificates of Participation (Edmund D.         4/02 at 102             AAA        2,532,740
                        Edelman Children's Court and Petersen Museum Projects),
                        6.000%, 4/01/12

        1,200   Los Angeles County Metropolitan Transportation Authority                7/03 at 102             AAA        1,219,368
                        (California), Proposition A, Sales Tax Revenue
                        Refunding Bonds, Series 1993-A, 5.625%, 7/01/18

        4,000   San Bernardino County, California, Certificates of Participation        11/02 at 102            AAA        4,170,480
                        (1992 West Valley Detention Center Refinancing Project),
                        6.000%, 11/01/18

        2,445   Walnut Public Financing Authority (Los Angeles County,                  9/02 at 102             AAA        2,576,786
                        California), 1992 Tax Allocation Revenue
                        Bonds (Walnut Improvement Project),
                        6.500%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.8%

        3,675   Palm Springs Financing Authority, Palm Springs Regional Airport,        1/02 at 102             AAA        3,792,710
                        Revenue Bonds, Series 1992, 6.000%, 1/01/12
                        (Alternative Minimum Tax)

        3,750   Port of Oakland, California, Revenue Bonds, Series 1992-E,              11/02 at 102            AAA        3,943,388
                        6.500%, 11/01/16 (Alternative Minimum Tax)

        2,095   San Francisco Airports Commission, San Francisco International          5/02 at 102             AAA        2,194,114
                        Airport, Second Series Refunding  Revenue Bonds,
                        Issue 1, 6.300%, 5/01/11

          820   Airports Commission, City and County of San Francisco,                  5/03 at 102             AAA          852,611
                        California, San Francisco International Airport,
                        Second Series Refunding Revenue Bonds, Issue 4,
                        6.200%, 5/01/20 (Alternative Minimum Tax)


 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 30.9%

$         640   California Educational Facilities Authority, Refunding Revenue          10/01 at 100            AAA     $    653,728
                        Bonds, Series 1992 (Loyola Marymount University),
                        6.000%, 10/01/14 (Pre-refunded to 10/01/01)

        4,000   The Community Redevelopment Agency of the City of Los Angeles,          7/02 at 102             AAA        4,210,840
                        California, Hollywood Redevelopment  Project, Tax
                        Allocation Bonds, Series B, 6.100%, 7/01/22
                        (Pre-refunded to 7/01/02)

        4,000   The City of Los Angeles, California, Wastewater System Revenue          6/02 at 102             AAA        4,214,440
                        Bonds, Series 1992-B, 6.250%, 6/01/12
                        (Pre-refunded to 6/01/02)

        1,500   Modesto Irrigation District Financing Authority, Domestic Water         9/02 at 102             AAA        1,583,715
                        Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19
                        (Pre-refunded to 9/01/02)

        3,310   Rio Linda Union School District (California), General Obligation        8/02 at 102             AAA        3,505,422
                        Bonds, Series 1992A, 6.375%, 8/01/17
                        (Pre-refunded to 8/01/02)

          475   Rio Linda Union School District (California), General Obligation        8/02 at 102             AAA          502,004
                        Bonds, Series 1992A, 6.250%, 8/01/15
                        (Pre-refunded to 8/01/02)

        3,500   Sacramento Municipal Utility District (California), Electric            8/02 at 102             AAA        3,709,440
                        Revenue Bonds, 1992 Series B, 6.375%, 8/15/22
                        (Pre-refunded to 8/15/02)

        4,000   County of San Diego (California), Certificates of Participation         8/04 at 102             AAA        4,431,360
                        (1994 Inmate Reception Center and Cooling Plant
                        Financing), 6.750%, 8/01/14 (Pre-refunded to 8/01/04)

        1,405   San Francisco Airports Commission, San Francisco International          5/02 at 102             AAA        1,479,142
                        Airport, Second Series Refunding Revenue Bonds,
                        Issue 1, 6.300%, 5/01/11 (Pre-refunded to 5/01/02)

        1,330   Airports Commission, City and County of San Francisco, California,      5/03 at 102             AAA        1,414,548
                        San Francisco International Airport, Second Series
                        Refunding Revenue Bonds, Issue 4, 6.200%, 5/01/20
                        (Alternative Minimum Tax) (Pre-refunded to 5/01/03)

        1,000   Tulare County, California, Certificates of Participation (1992          11/02 at 102            AAA        1,059,890
                        Financing Project), Series A, 6.125%, 11/15/12
                        (Pre-refunded to 11/15/02)

        1,555   Walnut Public Financing Authority (Los Angeles County, California),     9/02 at 102             AAA        1,653,058
                        1992 Tax Allocation Revenue Bonds (Walnut Improvement
                        Project), 6.500%, 9/01/22 (Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.5%

        3,450   M-S-R Public Power Agency (California), San Juan Project Revenue        7/01 at 100             AAA        3,468,216
                        Bonds, Series 1991E, 6.000%, 7/01/22

        2,430   Modesto Irrigation District, California, Certificates of                10/01 at 100            AAA        2,481,638
                        Participation (Refunding and Capital Improvements
                        Project), Series 1991A, 6.000%, 10/01/21

        3,000   Northern California Power Agency, Hydroelectric Project Number          7/02 at 102             AAA        3,148,380
                        One, Revenue Bonds, 1992 Refunding Series A,
                        6.250%, 7/01/12

        1,225   Turlock Irrigation District (California), Revenue Refunding             No Opt. Call            AAA        1,393,413
                        Bonds, Series 1992A, 6.250%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.9%

        4,000   Eastern Municipal Water District (Riverside County, California),        7/01 at 101             AAA        4,093,920
                        Water and Sewer Revenue Refunding Certificates of
                        Participation, Series 1991A, 6.300%, 7/01/20

        1,250   Fairfield-Suisun Sewer District (Solano County, California),            5/01 at 102             AAA        1,288,224
                        Sewer Revenue Refunding Bonds, Series 1991A,
                        6.250%, 5/01/16
------------------------------------------------------------------------------------------------------------------------------------
$      93,990   Total Investments (cost $ 86,051,680) - 98.7%                                                             90,327,045
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       1,235,397
                --------------------------------------------------------------------------------------------------------------------
                Net Assets  - 100%                                                                                     $  91,562,442
                ====================================================================================================================

                            All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market
                            Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S.
                            Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                                 See accompanying notes to financial statements.


         Nuveen Insured New York Select Tax-Free Income Portfolio (NXN)

                            Portfolio of INVESTMENTS
                         September 30, 2000 (Unaudited)



 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.0%

$       1,000   New York City Industrial Development Agency, Civic Facility             11/04 at 102            AAA    $   1,071,410
                        Revenue Bonds (USTA National Tennis  Center
                        Incorporated Project), 6.375%, 11/15/14

          570   Dormitory Authority of the State of New York, City University           No Opt. Call            AAA          660,915
                        System Consolidated Second General Resolution Revenue
                        Bonds, Series 1990C, 7.500%, 7/01/10

        1,370   Dormitory Authority of the State of New York, Siena College,            7/02 at 102             AAA        1,425,280
                        Insured Revenue Bonds, Series 1992, 6.000%, 7/01/11

        2,050   Dormitory Authority of the State of New York, Ithaca College,           7/01 at 102             AAA        2,122,632
                        Insured Revenue Bonds, Series 1991, 6.500%, 7/01/10

        1,100   Dormitory Authority of the State of New York, Mount Sinai School        7/01 at 102             AAA        1,137,928
                        of Medicine, Insured Revenue Bonds, Series 1991,
                        6.750%, 7/01/15

        2,500   Dormitory Authority of the State of New York, Marist College,           7/02 at 102             AAA        2,589,175
                        Insured Revenue Bonds, Series 1992, 6.000%, 7/01/12

        2,115   Dormitory Authority of the State of New York, New York University,      7/01 at 102             AAA        2,177,858
                        Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.7%

        2,500   New York State Medical Care Facilities Finance Agency, Hospital         8/02 at 102             AAA        2,651,650
                        and Nursing Home FHA-Insured  Mortgage Revenue Bonds,
                        1992 Series C, 6.250%, 8/15/12
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.8%

        1,365   New Hartford Housing Development Corporation, Mortgage Revenue          7/02 at 100             AAA        1,399,302
                        Refunding Bonds, Series 1992A (Village Point Project-
                        FHA-Insured Mortgage Loan - Section 8 Assisted Project),
                        7.375%, 1/01/24

        1,245   New York State Housing Finance Agency, FHA-Insured Multifamily          8/02 at 102             AAA        1,278,715
                        Housing Mortgage Revenue Bonds, Series 1992C,
                        6.450%, 8/15/14
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.0%

                Town of Clarkstown, Rickland County, New York, Various Purposes
                Serial Bonds of 1992:
          505           5.600%, 6/15/10                                                 No Opt. Call            AAA          534,219
          525           5.600%, 6/15/11                                                 No Opt. Call            AAA          555,975
          525           5.600%, 6/15/12                                                 No Opt. Call            AAA          554,295

           10   The City of New York, New York, General Obligation Bonds, Fiscal        8/02 at 101 1/2         AAA           10,411
                        1992 Series C, 6.250%, 8/01/11
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.8%

           20   New York State Medical Care Facilities Finance Agency, Mental           8/02 at 102             AAA           20,853
                        Health Services Facilities Improvement Revenue Bonds,
                        1992 Series D, 6.100%, 8/15/13

          140   New York State Medical Care Facilities Finance Agency, Mental           2/02 at 102             AAA          143,728
                        Health Services Facilities Improvement Revenue Bonds,
                        1992 Series B, 6.250%, 8/15/18

          200   New York State Thruway Authority, Highway and Bridge Trust Fund         4/05 at 102             AAA          195,204
                        Bonds, Series 1995B, 5.125%, 4/01/15

        2,250   Triborough Bridge and Tunnel Authority (New York), Special              1/01 at 102             AAA        2,304,877
                        Obligation Refunding Bonds, Series 1991A,
                        6.625%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.7%

        2,500   Port of Authority of New York and New Jersey, Consolidated              1/05 at 101             AAA        2,627,225
                        Revenue Bonds, Ninety-Seventh Series, 6.500%,
                        7/15/19 (Alternative Minimum Tax)


 PRINCIPAL                                                                                OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 42.4%

$       3,500   Metropolitan Transportation Authority (New York), Commuter              7/02 at 102             AAA     $  3,673,110
                        Facilities Revenue Bonds, Series 1992B,
                        6.250%, 7/01/17 (Pre-refunded to 7/01/02)

        2,250   Metropolitan Transportation Authority, Transit Facilities               7/02 at 102             AAA        2,365,988
                        Revenue Bonds, Series J, 6.375%, 7/01/10
                        (Pre-refunded to 7/01/02)

          245   The City of New York, New York, General Obligation Bonds, Fiscal        8/02 at 101 1/2         AAA          256,319
                        1992 Series C, 6.250%, 8/01/11
                        (Pre-refunded to 8/01/02)

        2,000   The City of New York, New York, General Obligation Bonds, Fiscal        8/04 at 101             AAA        2,188,300
                        1995 Series B1, 6.950%, 8/15/12
                        (Pre-refunded to 8/15/04)

        1,000   New York City Municipal Water Finance Authority, Water and Sewer        6/02 at 101 1/2         AAA        1,043,280
                        System Revenue Bonds, Fiscal 1992 Series C, 6.200%,
                        6/15/21 (Pre-refunded to 6/15/02)

          630   New York City Municipal Water Finance Authority, Water and Sewer        6/01 at 100             AAA          638,442
                        System Revenue Bonds, Fiscal 1992 Series A, 6.250%,
                        6/15/21 (Pre-refunded to 6/15/01)

        1,535   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call            AAA        1,799,097
                        Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                        7.375%, 7/01/16

        2,400   Dormitory Authority of the State of New York, Hamilton College,         7/01 at 102             AAA        2,485,032
                        Insured Revenue Bonds, Series 1991, 6.500%, 7/01/21
                        (Pre-refunded to 7/01/01)

          135   Dormitory Authority of the State of New York, New York University,      7/01 at 102             AAA          139,514
                        Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09
                        (Pre-refunded to 7/01/01)

        1,965   New York State Medical Care Facilities Finance Agency, Mental           2/02 at 102             AAA        2,049,849
                        Health Services Facilities Improvement Revenue Bonds,
                        1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

        2,500   New York State Medical Care Facilities Finance Agency, New York         2/05 at 102             AAA        2,755,400
                        Hospital FHA-Insured Mortgage Revenue Bonds, Series
                        1994A, 6.750%, 8/15/14 (Pre-refunded to 2/15/05)

          230   New York State Medical Care Facilities Finance Agency, Mental           8/02 at 102             AAA          241,134
                        Health Services Facilities Improvement Revenue Bonds,
                        1992 Series D, 6.100%, 8/15/13 (Pre-refunded to 8/15/02)

        1,500   New York State Thruway Authority, General Revenue Bonds, Series A,      1/02 at 100             AAA        1,519,920
                        5.500%, 1/01/23 (Pre-refunded to 1/01/02)

        2,000   New York State Thruway Authority, Local Highway and Bridge Service      4/02 at 102             AAA        2,064,400
                        Contract Bonds, Series 1992, 6.000%, 4/01/10
                        (Pre-refunded to 4/01/02)

          485   Suffolk County Water Authority (New York), Waterworks Revenue           No Opt. Call            AAA          548,617
                        Bonds, Series 1986-V, 6.750%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.6%

        1,945   New York State Power Authority, General Purpose Bonds, Series           1/02 at 102             AAA        2,025,756
                        1992 AA, 6.250%, 1/01/23
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.9%

        4,900   New York City Municipal Water Finance Authority, Water and Sewer        6/02 at 101 1/2         AAA        4,940,964
                        System Revenue Bonds, Fiscal 1993 Series A,
                        5.750%, 6/15/18

          620   New York City Municipal Water Finance Authority, Water and Sewer        6/01 at 100             AAA          623,547
                        System Revenue Bonds, Fiscal 1992 Series A,
                        6.250%, 6/15/21
------------------------------------------------------------------------------------------------------------------------------------
$      52,330   Total Investments (cost $ 52,200,303) - 97.9%                                                             54,820,321
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                       1,174,844
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  55,995,165
                ====================================================================================================================

                            All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market
                            Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S.
                            Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                                 See accompanying notes to financial statements.

                             Statement of NET ASSETS
                         September 30, 2000 (Unaudited)

                                                                                                             INSURED         INSURED
                                                                                                          CALIFORNIA        NEW YORK
                                                         SELECT            SELECT            SELECT           SELECT          SELECT
                                                       TAX-FREE        TAX-FREE 2        TAX-FREE 3         TAX-FREE        TAX-FREE
                                                          (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
        at market value                            $240,186,053      $255,423,850     $183,056,527     $90,327,045       $54,820,321
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                              --                --           500,000               --              --
Cash                                                         --           794,143           171,130          320,423         679,712
Receivables:
   Interest                                           5,143,844         4,675,253         3,112,730        1,393,745         802,318
   Investments sold                                      75,000           137,228                --               --              --
Other assets                                             32,010            34,133            25,919           14,101          10,092
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                  245,436,907       261,064,607       186,866,306       92,055,314      56,312,443
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                          188,788                --                --               --              --
Accrued expenses:
   Surveillance and administration fees                  48,998            62,663            40,703           22,652          13,845
   Other                                                130,693           113,705            97,023           57,254          49,474
Dividends payable                                     1,227,935         1,276,588           881,560          412,966         253,959
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                               1,596,414         1,452,956         1,019,286          492,872         317,278
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                         $243,840,493      $259,611,651      $185,847,020      $91,562,442     $55,995,165
====================================================================================================================================
Shares outstanding                                   16,378,096        17,607,068        12,964,124        6,257,070       3,907,069
====================================================================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)      $      14.89      $      14.74      $      14.34      $     14.63     $     14.33
====================================================================================================================================


                                 See accompanying notes to financial statements.

                            Statement of OPERATIONS
                Six Months Ended September 30, 2000 (Unaudited)


                                                                                                             INSURED         INSURED
                                                                                                          CALIFORNIA        NEW YORK
                                                         SELECT            SELECT            SELECT           SELECT          SELECT
                                                       TAX-FREE        TAX-FREE 2        TAX-FREE 3         TAX-FREE        TAX-FREE
                                                          (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $7,837,547        $8,188,167        $5,702,291       $2,662,482      $1,655,559
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Surveillance and administration fees                    297,610           380,835           274,941          136,992          84,043
Shareholders' servicing agent fees and expenses          14,848            16,024             9,914            3,941           3,123
Custodian's fees and expenses                            16,722            21,004            20,861            9,339           7,460
Trustees' fees and expenses                              22,991            22,838            19,339            7,972           4,899
Professional fees                                         9,714            11,379            62,963            8,600           8,823
Shareholders' reports - printing and mailing expenses    15,414            22,677            18,498            5,869           5,788
Stock exchange listing fees                              12,164            12,164            12,164            8,107           8,250
Investor relations expense                               16,763            19,040            13,870            6,436           4,416
Other expenses                                            6,763             7,035             5,631            1,445           2,442
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              412,989           512,996           438,181          188,701         129,244
   Custodian fee credit                                  (6,005)           (9,695)           (6,725)          (3,375)        (2,483)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            406,984           503,301           431,456          185,326         126,761
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 7,430,563         7,684,866         5,270,835        2,477,156       1,528,798
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions       413             9,114             (499)         79,582           (3,324)
Change in net unrealized appreciation
   (depreciation) of investments                        (34,094)          (83,313)          194,999          317,712          69,475
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                        (33,681)          (74,199)          194,500          397,294          66,151
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $7,396,882        $7,610,667        $5,465,335       $2,874,450      $1,594,949
====================================================================================================================================


                                 See accompanying notes to financial statements.

                 Statement of CHANGES IN NET ASSETS (Unaudited)



                                      SELECT TAX-FREE (NXP)              SELECT TAX-FREE 2 (NXQ)           SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
                                    SIX MONTHS                         SIX MONTHS                         SIX MONTHS
                                         ENDED       YEAR ENDED             ENDED        YEAR ENDED            ENDED      YEAR ENDED
                                       9/30/00          3/31/00           9/30/00           3/31/00          9/30/00         3/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 7,430,563     $ 14,778,332       $ 7,684,866      $ 15,363,527      $ 5,270,835    $ 10,642,206
Net realized gain (loss) from
   investment transactions                 413              220             9,114             1,289             (499)        (1,274)
Change in net unrealized appreciation
   (depreciation) of investments       (34,094)     (10,859,173)          (83,313)      (11,626,371)         194,999     (8,555,845)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   7,396,882        3,919,379         7,610,667         3,738,445        5,465,335       2,085,087
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
       investment income            (7,370,147)     (14,740,296)       (7,659,079)      (15,318,154)      (5,289,363)   (10,578,723)
From accumulated net realized gains
      from investment transactions          --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
    distributions to shareholders   (7,370,147)     (14,740,296)       (7,659,079)      (15,318,154)      (5,289,363)   (10,578,723)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
    in net assets                       26,735      (10,820,917)          (48,412)      (11,579,709)         175,972     (8,493,636)
Net assets at the
    beginning of period            243,813,758      254,634,675       259,660,063       271,239,772      185,671,048     194,164,684
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $243,840,493     $243,813,758      $259,611,651      $259,660,063     $185,847,020    $185,671,048
====================================================================================================================================
Balance of undistributed net
     investment income at the
     end of period                $    293,391     $    232,975      $    178,606      $    152,819     $     88,508    $    107,036
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                                                           INSURED CALIFORNIA                 INSURED NEW YORK
                                                                          SELECT TAX-FREE (NXC)             SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS                          SIX MONTHS
                                                                            ENDED        YEAR ENDED            ENDED      YEAR ENDED
                                                                          9/30/00           3/31/00          9/30/00         3/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                 $ 2,477,156       $ 4,956,189      $ 1,528,798     $ 3,041,027
Net realized gain (loss) from
   investment transactions                                                 79,582           332,845           (3,324)          (630)
Change in net unrealized appreciation
   (depreciation) of investments                                          317,712        (4,529,191)          69,475     (2,371,642)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                                      2,874,450           759,843        1,594,949         668,755
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
      investment income                                                (2,477,800)       (4,955,596)      (1,523,757)    (3,047,612)
From accumulated net realized gains
      from investment transactions                                             --          (139,533)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
      distributions to shareholders                                    (2,477,800)       (5,095,129)      (1,523,757)    (3,047,612)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     396,650        (4,335,286)          71,192     (2,378,857)
Net assets at the beginning of period                                  91,165,792        95,501,078       55,923,973      58,302,830
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $91,562,442       $91,165,792      $55,995,165     $55,923,973
====================================================================================================================================
Balance of undistributed net
     investment income at the
     end of period                                                       $ 22,782          $ 23,426         $ 69,949        $ 64,908
====================================================================================================================================


                                 See accompanying notes to financial statements.

                   Notes to FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Trusts covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen Insured California Select Tax-Free Income Portfolio
(NXC) and Nuveen Insured New York Select Tax-Free Income Portfolio (NXN).

The Trusts are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The Trusts' investment adviser, Nuveen Institutional Advisory Corp. ( the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, administers the investments and maintains ongoing surveillance of such investments to insure that they continue to meet the Trusts' investment objectives and credit quality standards. The Adviser does not intend to adjust the portfolios except 1) to invest interest payments on municipal obligations that are not currently needed to pay dividends or expenses; 2) to reinvest principal payments on municipal obligations resulting from their maturity or early redemption; 3) to sell municipal obligations when the Adviser believes that continuing to hold them would be inconsistent with maintaining the Trusts' high credit quality, and to reinvest the proceeds of such sales; and 4) for certain other purposes.

The Trusts intend to liquidate all of their assets no later than the year 2017, unless extended, making a single liquidating distribution to shareholders at that time. Any extension of these dates may be made only by an amendment to each Trust's declaration of Trust approved by the Board of Trustees and by the shareholders.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each investment portfolio are provided by a pricing service approved by the Trust's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade-date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Trusts have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2000, there were no such outstanding purchase commitments in any of the Trusts.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Trust is a separate taxpayer for federal income tax purposes. Each Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. In light of the Adviser's intention not to adjust the Trusts' investments except under limited conditions, it is expected that the Trusts will generally realize minimal, if any, amounts of both net realized capital gains and market discount. The Trusts intend to retain such minimal amounts and, therefore, will record a provision for federal income taxes on the amounts retained. To the extent more significant amounts of net capital gains are realized, the Trusts may elect to distribute such amounts to shareholders and no federal income tax provision on these amounts will then be required.

Furthermore, each Trust intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax for all Trusts and exempt from California state income taxes for Insured California Select Tax-Free (NXC) and from New York state income taxes for Insured New York Select Tax-Free (NXN), to retain such tax-exempt status when distributed to shareholders of the Trusts.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Insurance
Insured California Select Tax-Free (NXC) and Insured New York Select Tax-Free
(NXN) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Trusts' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Trusts ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Trust. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Trusts' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Trusts the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Trusts are not authorized to invest in derivative financial instruments.

Custodian Fee Credit
Each Trust has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Trust's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. TRUST SHARES
There were no share transactions during the six months ended September 30, 2000, nor during the fiscal year ended March 31, 2000, in any of the Trusts.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Trusts declared dividend distributions from their tax-exempt net investment income which were paid November 1, 2000, to shareholders of record on October 15, 2000, as follows:

                                                            INSURED      INSURED
                                                         CALIFORNIA     NEW YORK
                     SELECT        SELECT       SELECT       SELECT       SELECT
                   TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                      (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
--------------------------------------------------------------------------------
Dividend per share   $.0750        $.0725       $.0680       $.0660       $.0650
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended September 30, 2000, were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities          $2,408,640   $4,614,580     $620,000   $1,880,000     $     --
   Short-term municipal securities                 --    1,000,000           --           --           --
Sales and maturities:
   Long-term municipal securities             370,000    3,968,900      295,000    2,367,185       35,000
   Short-term municipal securities          1,800,000    2,200,000           --           --      500,000
=========================================================================================================

At September 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
                                        $224,294,951  $241,770,368 $175,227,684  $86,051,680  $52,200,592
=========================================================================================================

At March 31, 2000, the Trusts' last fiscal year end, the following Trusts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:



                                                                                                  INSURED
                                                                                                 NEW YORK
                                                            SELECT       SELECT       SELECT       SELECT
                                                          TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE
                                                             (NXP)        (NXQ)        (NXR)        (NXN)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2001                                                    $    --       $   --   $  200,114     $618,333
   2002                                                         --           --       15,243          432
   2003                                                         --           --           --        1,954
   2004                                                     77,435           --      170,137      321,550
   2005                                                     31,707       41,441      674,505        1,480
   2006                                                     24,357       44,578        3,603          828
   2007                                                         --           --           --          933
   2008                                                         --           --           --          538
---------------------------------------------------------------------------------------------------------
Total                                                     $133,499      $86,019   $1,063,602     $946,048
=========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at September 30, 2000, were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $16,076,378   $13,806,445   $8,328,843   $4,702,114   $2,620,018
   depreciation                             (185,276)     (152,963)          --     (426,749)        (289)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation              $15,891,102   $13,653,482   $8,328,843   $4,275,365   $2,619,729
=========================================================================================================


6. SURVEILLANCE AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES Under the Trusts' investment management agreements with the Adviser, each Trust pays an annual surveillance and administration fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Trust as follows:


                                                                                       SELECT TAX-FREE 2 (NXQ)
                                                                                       SELECT TAX-FREE 3 (NXR)
                                                                      INSURED CALIFORNIA SELECT TAX-FREE (NXC)
AVERAGE DAILY NET ASSETS                    SELECT TAX-FREE (NXP)       INSURED NEW YORK SELECT TAX-FREE (NXN)
--------------------------------------------------------------------------------------------------------------
For the first $125 million                           .2500 of 1%                                    .3000 of 1%
For the next $125 million                            .2375 of 1                                     .2875 of 1
For the next $250 million                            .2250 of 1                                     .2750 of 1
For the next $500 million                            .2125 of 1                                     .2625 of 1
For the next $1 billion                              .2000 of 1                                     .2500 of 1
For net assets over $2 billion                       .1875 of 1                                     .2375 of 1
==============================================================================================================


The fee compensates the Adviser for performing ongoing administration, surveillance and portfolio adjustment services. The Trusts pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trusts from the Adviser or its affiliates.

7. COMPOSITION OF NET ASSETS
At September 30, 2000, each Trust had an unlimited number of $.01 par value shares of beneficial interest authorized. Net assets consisted of:


                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Capital paid-in                           $  163,781    $  176,071   $  129,641   $   62,571   $   39,071
Paid-in surplus                          227,625,305   245,680,398  178,364,129   87,122,142   54,215,788
Balance of undistributed net
        investment income                    293,391       178,606       88,508       22,782       69,949
Accumulated net realized gain (loss)
        from investment transactions        (133,086)      (77,448)  (1,064,101)      79,582     (949,661)
Net unrealized appreciation
        of investments                    15,891,102    13,654,024    8,328,843    4,275,365    2,620,018
---------------------------------------------------------------------------------------------------------
Net assets                              $243,840,493  $259,611,651 $185,847,020  $91,562,442  $55,995,165
=========================================================================================================


8. INVESTMENT COMPOSITION
At September 30, 2000, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Basic Materials                                    2%           3%          --%          --%          --%
Education and Civic Organizations                  2            7            2            2           20
Healthcare                                         9            9            8           11            5
Housing/Multifamily                                9           11           10           --            5
Housing/Single Family                              7            6            5           --           --
Tax Obligation/General                             6            1            3           11            3
Tax Obligation/Limited                             8            5            4           16            5
Transportation                                     8            6           11           12            5
U.S. Guaranteed                                   47           48           40           30           43
Utilities                                          1           --           11           12            4
Water and Sewer                                    1            3            6            6           10
Other                                             --            1           --           --           --
---------------------------------------------------------------------------------------------------------
                                                 100%         100%         100%         100%         100%
=========================================================================================================


Certain long-term and intermediate-term investments owned by the Trusts are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (53% for Select Tax-Free (NXP), 61% for Select Tax-Free 2 (NXQ), 48% for Select Tax-Free 3 (NXR), 100% for Insured California Select Tax-Free (NXC), and 100% for Insured New York Select Tax-Free (NXN)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Trusts' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Trust.

Financial HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

                                                                Investment Operations                 Less Distributions
                                                              -------------------------------   --------------------------------
                                                                            Net
                                                                            Realized/
                                                   Beginning   Net          Unrealized           Net
                                                   Net Asset   Investment   Investment           Investment   Capital
                                                   Value       Income       Gain (Loss)  Total   Income       Gains       Total
------------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
             2001 (a)                                $14.89    $.45         $  --       $ .45             $(.45)  $ --     $ (.45)
             2000                                    15.55      .90          (.66)        .24              (.90)    --       (.90)
             1999                                    15.62      .90          (.07)        .83              (.90)    --       (.90)
             1998                                    15.15      .90           .47        1.37              (.90)    --       (.90)
             1997                                    15.07      .90           .10        1.00              (.92)    --       (.92)
             1996                                    14.71      .91           .39        1.30              (.94)    --       (.94)
SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
             2001 (a)                                14.75     .44          (.01)         .43              (.44)    --       (.44)
             2000                                    15.41     .87          (.66)         .21              (.87)    --       (.87)
             1999                                    15.43     .87          (.02)         .85              (.87)    --       (.87)
             1998                                    14.95     .88           .49         1.37              (.89)    --       (.89)
             1997                                    14.92     .88           .04          .92              (.89)    --       (.89)
             1996                                    14.57     .88           .38         1.26              (.91)    --       (.91)
SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
             2001 (a)                                14.32     .41           .02          .43              (.41)    --       (.41)
             2000                                    14.98     .82          (.66)         .16              (.82)    --       (.82)
             1999                                    14.96     .82           .02          .84              (.82)    --       (.82)
             1998                                    14.35     .82           .62         1.44              (.83)    --       (.83)
             1997                                    14.23     .82           .13          .95              (.83)    --       (.83)
             1996                                    13.90     .83           .34         1.17              (.84)    --       (.84)
INSURED CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
             2001 (a)                                14.57     .40           .06          .46              (.40)    --       (.40)
             2000                                    15.26     .79          (.67)         .12              (.79)  (.02)      (.81)
             1999                                    15.21     .79           .05          .84              (.79)    --       (.79)
             1998                                    14.53     .79           .69         1.48              (.80)    --       (.80)
             1997                                    14.42     .80           .11          .91              (.80)    --       (.80)
             1996                                    14.16     .80           .27         1.07              (.81)    --       (.81)
INSURED NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
             2001 (a)                                14.31     .39           .02          .41              (.39)    --       (.39)
             2000                                    14.92     .78          (.61)         .17              (.78)    --       (.78)
             1999                                    14.91     .78           .01          .79              (.78)    --       (.78)
             1998                                    14.28     .78           .63         1.41              (.78)    --       (.78)
             1997                                    14.25     .78           .03          .81              (.78)    --       (.78)
             1996                                    14.04     .78           .21          .99              (.78)    --       (.78)


                                                                                        Ratios/Supplemental Data
                                                                --------------------------------------------------------------------
                                              Total Returns                    Before Credit           After Credit***
                                           ------------------             ------------------------  -----------------------
                                                                                      Ratio of Net            Ratio of Net
                           Ending                    Based on   Ending     Ratio of    Investment   Ratio of   Investment
                           Net      Ending  Based on    Net        Net    Expenses to   Income to  Expenses to  Income to  Portfolio
                           Asset    Market   Market   Asset      Assets     Average      Average     Average     Average    Turnover
                           Value    Value    Value**  Value**     (000)    Net Assets   Net Assets  Net Assets  Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
         2001 (a)         $14.89   $14.5000     9.29%    3.06%   $243,840       .34%*    6.08%*         .33%*    6.09%*         --%
         2000              14.89    13.6875   (11.09)    1.62     243,814       .36      5.97           .36      5.97           --
         1999              15.55    16.3750     9.02     5.43     254,635       .36      5.78           .36      5.78            1
         1998              15.62    15.8750    14.06     9.24     255,865       .36      5.83           .36      5.83            1
         1997              15.15    14.7500     4.58     6.79     248,092       .39      5.97           .39      5.97            1
         1996              15.07    15.0000     9.14     8.97     246,858       .36      6.02           .36      6.02            1
SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
         2001 (a)          14.74    13.9375     7.49     2.92     259,612       .39*     5.91*          .39*     5.91*           2
         2000              14.75    13.3750   (10.38)    1.43     259,660       .40      5.82           .40      5.82            1
         1999              15.41    15.8750     9.51     5.63     271,240       .40      5.65           .40      5.65            1
         1998              15.43    15.3125    14.92     9.34     271,752       .40      5.72           .40      5.72           --
         1997              14.95    14.1250      .93     6.34     263,176       .42      5.86           .42      5.86            2
         1996              14.92    14.8750    13.02     8.79     262,768       .42      5.89           .42      5.89            1

SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
         2001 (a)          14.34    13.3125     6.60     3.03     185,847       .47*     5.67*          .46*     5.67*          --
         2000              14.32    12.8750   (10.29)    1.11     185,671       .41      5.65           .41      5.65           --
         1999              14.98    15.2500     7.78     5.76     194,165       .42      5.45           .42      5.45           --
         1998              14.96    14.9375    19.38    10.24     193,899       .42      5.56           .42      5.56           --
         1997              14.35    13.2500     3.30     6.85     186,065       .44      5.74           .44      5.74            5
         1996              14.23    13.6250    11.41     8.56     184,464       .44      5.79           .44      5.79            4

INSURED CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
         2001 (a)          14.63    14.4375     7.94     3.17      91,562       .41*     5.42*          .41*     5.42*           2
         2000              14.57    13.7500    (7.57)     .90      91,166       .45      5.37           .45      5.38            3
         1999              15.26    15.7500     8.22     5.65      95,501       .44      5.20           .44      5.20            1
         1998              15.21    15.3125    16.52    10.41      95,164       .44      5.31           .44      5.31           --
         1997              14.53    13.8750     3.06     6.46      90,894       .45      5.47           .45      5.47           --
         1996              14.42    14.2500     9.80     7.67      90,223       .44      5.50           .44      5.50           --

INSURED NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
         2001 (a)          14.33    13.2500     7.55     2.90      55,995       .46*     5.45*          .45*     5.46*          --
         2000              14.31    12.6875   (11.18)    1.21      55,924       .50      5.36           .49      5.37           --
         1999              14.92    15.1250     6.14     5.40      58,303       .49      5.19           .49      5.19           --
         1998              14.91    15.0000    18.31    10.07      58,250       .49      5.30           .49      5.30           --
         1997              14.28    13.3750     4.91     5.79      55,782       .51      5.42           .51      5.42           --
         1996              14.25    13.5000     8.94     7.13      55,682       .48      5.44           .48      5.44           --

          *    Annualized.

          ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
               Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

          ***  After custodian fee credit, where applicable.

          (a)  For the six months ended September 30, 2000.


Build Your Wealth
AUTOMATICALLY

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN YOUR NUVEEN Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund INFORMATION


BOARD OF TRUSTEES
James F. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Trust intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended September 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors FOR GENERATIONS


[PHOTO OF JOHN NUVEEN, SR.]
John Nuveen, Sr.



For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors,
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expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



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